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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

OCCAM NETWORKS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

OCCAM NETWORKS, INC.
3185 Laurelview Court
Fremont, California 94538

April 8, 2010

Dear Stockholder:

        You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Occam Networks, Inc., or the 2010 Annual Meeting, to be held on Thursday, May 20, 2010 at 10:00 a.m. local time, at our offices located at 3185 Laurelview Court, Fremont, CA 94538. We describe in detail the actions we expect to take at our 2010 Annual Meeting in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

        Please use this opportunity to take part in our affairs by voting on the business to come before the 2010 Annual Meeting. You will receive a Notice of Internet Availability of Proxy Materials, or the Notice, which we expect to mail on or about April 8, 2010 unless you have previously requested to receive our proxy materials in paper form. Only stockholders of record at the close of business on March 29, 2010 may vote at the 2010 Annual Meeting and any postponements or adjournments of the meeting. All stockholders are cordially invited to attend the 2010 Annual Meeting in person. However, to ensure your representation at the 2010 Annual Meeting, please vote as soon as possible by using the Internet or telephone, as instructed in the Notice. Alternatively, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail. See "How do I vote? (Voting Procedures)" in the proxy statement for more details. Returning the paper proxy card or voting electronically does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

        You may receive an additional copy of our Annual Report on Form 10-K for the year ended December 31, 2009, or a copy of the exhibits to our Annual Report on Form 10-K without charge by sending a written request to our senior vice president and chief financial officer at the address above.

        Thank you for your ongoing support of Occam Networks, Inc. We look forward to seeing you at our 2010 Annual Meeting.

Sincerely,
ROBERT L. HOWARD-ANDERSON President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

IN ORDER TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING, IN THE EVENT YOU ARE NOT PERSONALLY PRESENT, PLEASE SUBMIT YOUR PROXY ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS IN THE NOTICE OR IF YOU ASKED TO RECEIVE THE PROXY MATERIALS IN PAPER FORM, PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

i

3185 LAURELVIEW COURT
FREMONT, CALIFORNIA 94538

NOTICE OF THE 2010 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	10:00 a.m. local time on Thursday, May 20, 2010.
PLACE	3185 Laurelview Court, Fremont, CA 94538
ITEMS OF BUSINESS
(1) To re-elect Robert B. Abbott, Robert E. Bylin, Robert L. Howard-Anderson, Steven M. Krausz, Albert J. Moyer, Thomas E. Pardun, and Brian H. Strom as directors to serve until our next annual meeting of stockholders or in each case until his successor is duly elected and qualified (this matter only concerns the election as directors of the individuals listed; no other nominations or elections are before the 2010 Annual Meeting);
(2) To ratify the appointment of SingerLewak, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and
(3) To transact such other business as may properly come before the meeting and any adjournment thereof.
RECORD DATE	In order to vote, you must have been a stockholder at the close of business on March 29, 2010.
INTERNET AVAILABILITY
Pursuant to the new rules promulgated by the Securities and Exchange Commission, or SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we will mail, on or about April 8, 2010, the Notice to our stockholders of record and beneficial owners at the close of business on March 29, 2010. On the date of mailing of the Notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Notice. These proxy materials will be available free of charge.

The Notice will identify the website where the proxy materials will be made available; the date, the time and location of our 2010 Annual Meeting; the matters to be acted upon at the meeting and the board of directors' recommendations with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request a paper or e-mail copy of the proxy statement; our Annual Report on Form 10-K for the year ended December 31, 2009 and a form of proxy relating to our 2010 Annual Meeting and all of our future stockholders' meetings; information on how to access the form of proxy; and information on how to obtain directions to attend the meeting and vote in person.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card you requested, or via the Internet, or by telephone, or by attending the meeting and voting in person. Voting instructions for each of these voting methods are included in the Notice. You can revoke a proxy at any time prior to its exercise at the 2010 Annual Meeting by following the instructions in the proxy statement.

Important Notice Regarding The Proxy Materials for the Stockholder Meeting to be held on May 20, 2010: The Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2009 are available electronically free of charge at http://www.edocumentview.com/OCNW.

GENERAL INFORMATION

        This Notice of Annual Meeting and Proxy Statement and the Annual Report for the fiscal year ended December 31, 2009 are available online at http://www.edocumentview.com/OCNW. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the 2010 Annual Meeting. Please read it carefully.

QUESTIONS AND ANSWERS ABOUT THE 2010 ANNUAL MEETING AND VOTING

What is a proxy?

        A proxy is your legal designation of another person to vote the stock you own. The person you designate is your "proxy," and you give the proxy authority to vote your shares by submitting the enclosed proxy card or voting by telephone or over the Internet. We have designated our president and chief executive officer, Robert L. Howard-Anderson, and our senior vice president and chief financial officer, Jeanne Seeley, to serve as proxies for the 2010 Annual Meeting.

Why am I receiving these proxy materials?

        The Board of Directors of Occam Networks, Inc., or Occam, is providing these proxy materials to you in connection with the solicitation of proxies for use at our 2010 Annual Meeting to be held on Thursday, May 20, 2010, at 10:00 a.m., local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. We are providing these materials to all of our stockholders through the Notice unless a stockholder has specifically requested to receive a full set paper copy of this Proxy Statement together with our Annual Report on Form 10-K for the year ended December 31, 2009.

When did Occam send the proxy materials?

        The proxy materials were first furnished over the Internet, and the Notice was first mailed, on or about April 8, 2010.

Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set paper copy of this Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2009?

        We are continuing to take advantage of an SEC rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. This rule allows us to send all of our stockholders a notice regarding the Internet availability of proxy materials. Instructions on how to access the proxy materials over the Internet or how to request a paper copy of proxy materials may be found in the Notice. If you would prefer to receive proxy materials in printed form by mail or electronically by email on an ongoing basis, please follow the instructions contained in the Notice. Proxy materials for our 2011 and future annual meetings of stockholders will continue to be delivered to all of our stockholders by a notice regarding Internet availability, rather than in paper form, unless a stockholder specifically requests to receive printed proxy materials.

Why didn't I receive a Notice in the mail regarding the Internet availability of proxy materials?

        We are providing stockholders who previously requested to receive full paper copies of the proxy materials with paper copies of the proxy materials instead of a Notice. If you would like to reduce the costs incurred by us in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the Internet.

 How do I vote? (Voting Procedures)

        Your vote is very important. You may vote by (i) mail, or (ii) electronically via the Internet or by telephone, or (iii) by attending the 2010 Annual Meeting and voting by ballot, as described below:

  By Mail

        If you requested printed copies of the proxy materials to be mailed to you, you can complete, sign and date the proxy card and return it in the prepaid envelope provided. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy will vote the shares represented by that proxy as recommended by the board of directors.

  By Telephone or Internet

        Call the toll-free telephone number on the Notice and follow the recorded instructions; or access our secure website registration page through the Internet, as identified on the Notice, and follow the instructions.

        Please note that the Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on May 19, 2010.

        Street Name Stockholders:    If your shares are held by a broker, bank or other nominee, you should have received instructions on how to vote or instruct the broker to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the 2010 Annual Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the 2010 Annual Meeting to vote your shares.

        Street name stockholders may generally vote by one of the following methods:

    By Mail.    If you requested printed copies of the proxy materials to be mailed to you, you may vote by signing, dating and returning your voting instruction card in the pre-addressed envelope provided; or

    By Methods Listed on Voting Instruction Card.    Please refer to your voting instruction card or other information provided by your bank, broker or other holder of record to determine whether you may vote by telephone or electronically on the Internet, and follow the instructions on the voting instruction card or other information provided by the record holder.

  In Person at the Annual Meeting

        You may vote in person at the 2010 Annual Meeting. If you plan to attend the 2010 Annual Meeting and vote in person, we will provide you with a ballot at the meeting. You may also be represented at the 2010 Annual Meeting by another person if you execute a proper legal proxy designating that person. If you hold shares in street name, you must obtain a legal proxy from the broker, bank, or other stockholder of record and present it to the inspector of election with your ballot in order to be able to vote at the 2010 Annual Meeting.

        Even if you plan to attend the 2010 Annual Meeting, we recommend that you submit your vote as described in the proxy materials, so that your vote will be counted if you later decide not to attend the 2010 Annual Meeting.

 How do I attend the 2010 Annual Meeting?

        The 2010 Annual Meeting will be held on Thursday, May 20, 2010, at 3185 Laurelview Court, Fremont, California 94538 at 10:00 a.m., local time.

        If you are a beneficial holder of shares held in street name, rather than a stockholder of record, please bring your most recent brokerage statement with you to the 2010 Annual Meeting. We will use it to verify your ownership of Occam shares. In order to vote at the 2010 Annual Meeting, however, beneficial holders will need to obtain a legal proxy from their broker.

 Who is soliciting my vote?

        Our board of directors is soliciting the enclosed proxy from you. The proxy will be used at our 2010 Annual Meeting to be held at 10:00 a.m., local time, on Thursday, May 20, 2010, at 3185 Laurelview Court, Fremont, CA 94538.

What is the difference between holding shares as a stockholder of record and beneficial owner?

        Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

        Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Computershare Investor Services, you are considered, with respect to those shares, the "stockholder of record." As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the 2010 Annual Meeting. The Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy on the Internet.

        Beneficial Owner.    If your shares are held in a brokerage account or by a bank or other holder of record, you are considered with respect to those shares to be the "beneficial holder" or "beneficial owner," and those shares are considered to be held in "street name." In that case, the broker, bank, or other holder is considered the "stockholder of record."

How can I vote at the meeting if I am a beneficial owner?

        As the beneficial owner, you have the right to direct the broker, bank, or other holder of record with respect to voting your shares and may do so by:

            (i)  completing the voting instruction card provided to you by your broker, bank or other holder of record; or

           (ii)  completing the voting instruction card which you requested from your broker, bank or other holder of record; or

          (iii)  by following the instructions in the Notice to vote by telephone or over the Internet; or

          (iv)  you may attend the 2010 Annual Meeting and cast your vote. However, since you are not the stockholder of record, you may not vote these shares in person at the 2010 Annual Meeting, unless you request, complete and deliver a proxy from your broker, bank or nominee. You will not be able to vote your shares at the meeting without a legal proxy.

        Please note that due to a change in New York Stock Exchange or NYSE rules, the re-election of directors (Proposal One) is a "non-discretionary" item. If you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to this proposal and those votes will be counted as "broker non-votes." See "What if I don't vote for all of the items listed on my proxy card (or what happens if I abstain or my broker does not vote)?" for more information regarding broker non-votes.

 Will the 2010 Annual Meeting be webcast?

        We do not expect to webcast the 2010 Annual Meeting.

Who is entitled to vote at the 2010 Annual Meeting?

        Holders of our common stock at the close of business on March 29, 2010, the record date, will be entitled to vote at the 2010 Annual Meeting. Each share of common stock will be entitled to one vote.

        As of the record date, we had 20,968,356 shares of outstanding common stock, which were held by approximately 223 stockholders of record. As of the record date, we had no shares of preferred stock outstanding.

What is the purpose of the 2010 Annual Meeting or what proposals will be voted on at the 2010 Annual Meeting?

        You will be voting on:

  •
  Re-election of Robert B. Abbott, Robert E. Bylin, Robert L. Howard-Anderson, Steven M. Krausz, Albert J. Moyer, Thomas E. Pardun, and Brian H. Strom as directors to serve until our next annual meeting of stockholders or in each case until their successor is duly elected and qualified;

  •
  Ratification of the selection of SingerLewak, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

  •
  Any other business that may properly come before the 2010 Annual Meeting.

What are the board of directors' recommendations?

        The board of directors recommends a vote:

  •
  for the re-election of the seven (7) nominees for director identified in Proposal One;

  •
  for the ratification of the selection of SingerLewak, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010 (Proposal Two); and

  •
  for or against other matters that come before the 2010 Annual Meeting, as the proxy holders deem advisable.

How many votes do I have?

        You will have one vote for each share of our common stock you owned at the close of business on the record date, provided those shares are either held directly in your name as the stockholder of record or were held for you as the beneficial owner through a broker, bank or other nominee.

How many votes can be cast by all stockholders?

        You are entitled to one vote for each share held on each matter considered at the 2010 Annual Meeting. We had 20,968,356 shares of common stock outstanding and entitled to vote on the record date.

How many votes must be present to hold the 2010 Annual Meeting (what constitutes a quorum)?

        A quorum, which is a majority of our outstanding shares as of the record date, must be present in person or by proxy in order to hold the 2010 Annual Meeting and to conduct business. Your shares will be counted as being present at the meeting if you attend the meeting in person or if you submit a properly executed proxy card.

        If a quorum is not present at the 2010 Annual Meeting, the stockholders who are present may adjourn the 2010 Annual Meeting until a quorum is present. The time and place of any adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given, unless the adjournment is for more than thirty days, or if after the adjournment a new record date is set for the adjourned meeting.

How many votes are required to elect the directors and adopt the other proposals?

        The vote required and method of calculation for the proposals to be considered at the 2010 Annual Meeting are as follows:

        Re-election of directors.    If a quorum is present, the nominees receiving the highest number of votes will be elected to the board of directors. You may vote either "for" or "withhold" your vote for the director nominees. A properly executed proxy marked "withhold" with respect to the election of the directors will not be voted with respect to the directors and will not affect the outcome of the election, although it will be counted for purposes of determining whether there is a quorum.

        Ratification of the appointment of SingerLewak LLP.    For the ratification of the appointment of SingerLewak, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010, the affirmative vote of a majority of the shares present, represented and entitled to vote on the item will be required for approval. You may vote "for," "against," or "abstain" from voting on this proposal. If you abstain from voting on this matter, your shares will be counted as present and entitled to vote on the matter for purposes of establishing a quorum, and the abstention will have the same effect as a vote against this proposal.

What if I don't vote for some of the items listed on my proxy card but I deliver a signed proxy card?

        If you return your signed proxy card or voting instruction card but do not mark selections, it will be voted in accordance with the recommendations of the board of directors. If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, the shares will be voted in accordance with your instructions.

What is the effect if I don't cast my vote?

        Stockholders of record—If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

        Beneficial owners—If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Proposal One). In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate. Recent changes in the relevant regulations were made to take away the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of our independent registered public accounting firm (Proposal Two).

What if I don't vote for all of the items listed on my proxy card (or what happens if I abstain or my broker does not vote)?

        If your proxy indicates an abstention from voting on all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the 2010 Annual Meeting. Because directors are elected based on a plurality vote, if you abstain from voting on the proposal to re-elect the directors, your abstention will have no effect on the outcome of the vote with respect to this proposal. If you abstain from voting on the proposal to ratify the appointment of SingerLewak, LLP as our independent registered public accounting firm, your abstention will have the same effect as a vote against the proposal.

        Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if you do not otherwise instruct your broker, the broker may vote your shares "for" routine matters but expressly indicate that the broker is NOT voting on non-routine matters. A "broker non-vote" occurs when a broker expressly indicates on a proxy that it is not voting on a matter, whether routine or non-routine. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal.

        If you are a beneficial owner and your broker holds your shares in its name, the broker is permitted to vote your shares on the approval of SingerLewak as our independent registered public accounting firm even if the broker does not receive voting instructions from you. However, because of a change in NYSE rules, unlike at our previous annual stockholder meetings your broker does not have discretionary authority to vote on the re-election of directors, so it is very important that you instruct your broker how to vote on the proposals.

What are the voting requirements to re-elect the directors and to approve each of the proposals discussed in this proxy statement?

        To elect our directors and approve the other proposal being considered at the 2010 Annual Meeting, the voting requirements are as follows:

Proposal	Vote Required	Discretionary Voting Permitted?
Re-election of Directors	Plurality	No
Ratification of SingerLewak, LLP	Majority	Yes

        "Discretionary Voting Permitted" means that brokers or other nominees who are member organizations of The New York Stock Exchange will have discretionary voting authority with respect to shares held in street name for their clients, even if the broker does not receive voting instructions from you.

        "Majority" means a majority of the shares present in person or represented by proxy at the 2010 Annual Meeting and entitled to vote on the specified matter.

        "Plurality" means a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors.

What should I do if I change my mind after submitting a proxy?

        If you are a stockholder of record, you may revoke a previously submitted proxy at any time before it is voted at the 2010 Annual Meeting. In order to revoke a proxy, you must do one of the following prior to the taking of the vote at the 2010 Annual Meeting:

  •
  Provide written notice of revocation to Corporate Secretary, c/o Occam Networks, Inc., 3185 Laurelview Court, Fremont, California 94538;

  •
  Deliver a valid proxy bearing a later date or submit a new later dated proxy by telephone or over the Internet; or

  •
  Attend the 2010 Annual Meeting and vote in person and request that your proxy be revoked (attendance at the meeting will not by itself revoke a previously granted proxy).

        However, please note that if you are a beneficial owner of shares held in street name, you may revoke your proxy by timely submitting new voting instructions to your broker, bank or other nominee or by obtaining a legal proxy from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares, or by attending the 2010 Annual Meeting and voting in person.

        All shares that have been properly voted by proxy without timely revocation will be voted at the 2010 Annual Meeting.

Can I access the Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K on the Internet?

        The Notice of Annual Meeting of Stockholders, Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2009 are available online at http://www.edocumentview.com/OCNW. At this website, you will find directions as to how you may access and review all of the important information you need. These proxy materials are free of charge.

How can I elect to receive my proxy materials electronically by email?

        Registered stockholders—To receive future copies of our proxy materials by email, registered stockholders should go to http://www.envisionreports.com/OCNW and follow the enrollment instructions. Upon completion of enrollment, you will receive an email confirming the election to use the online services. The enrollment in the online program will remain in effect until the enrollment is cancelled.

        Beneficial stockholders—Most beneficial stockholders can elect to receive an email that will provide electronic versions of the proxy materials. To view a listing of participating brokerage firms and enroll in the online program, beneficial stockholders should go to http://www.proxyvote.com and follow the enrollment instructions. The enrollment in the online program will remain in effect for as long as the brokerage account is active or until the enrollment is cancelled.

        Enrolling to receive our future proxy materials online will save us the cost of printing and mailing documents, as well as help preserve our natural resources.

Is there a list of stockholders entitled to vote at the 2010 Annual Meeting?

        The names of stockholders of record entitled to vote will be available at the 2010 Annual Meeting and for ten days prior to the 2010 Annual Meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 5:00 p.m., local time, at our offices located at 3185 Laurelview Court, Fremont, CA 94538. Please contact Jeanne Seeley, our senior vice president, chief financial officer, and secretary to make arrangements.

Will stockholders be entitled to cumulative voting?

        If cumulative voting were applicable, stockholders would be entitled to cast a number of votes equal to the number of shares of stock held by the stockholder and to cast all those votes for a single nominee or to distribute them among two or more nominees. Under Delaware law, cumulative voting in the election of directors is not mandatory but is a permitted option if so provided in a corporation's certificate of incorporation. Our current certificate of incorporation does not provide for cumulative voting rights.

 What happens if additional matters are presented at the 2010 Annual Meeting?

        If any other matters are properly presented for consideration at the 2010 Annual Meeting, including, among other things, consideration of a motion to adjourn the 2010 Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the 2010 Annual Meeting.

Who will pay for the cost of this proxy solicitation?

        We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, and mailing of proxy materials. We may also reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses associated with forwarding these proxy materials to you. Proxies may also be solicited by certain of our directors, officers, and other employees, without additional compensation, personally or by other means.

Who will tabulate the votes?

        Representatives of our transfer agent, Computershare Investor Services, will tabulate the proxies and act as inspector of elections.

What is the deadline for receipt of stockholder proposals for the 2011 Annual Meeting or to nominate individuals to serve as directors?

        You may submit proposals, including director nominations, for consideration at future stockholder meetings.

        Requirements for stockholder proposals to be considered for inclusion in our proxy materials —Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of our stockholders by submitting their proposals in writing to our secretary in a timely manner. In order to be included in the proxy statement for the 2011 annual meeting of stockholders, stockholder proposals must be received by our secretary no later than December 9, 2010 and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or the Exchange Act.

        Requirements for stockholder proposals to be brought before an annual meeting—In addition, our bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made (1) by or at the direction of the board of directors, or (2) by any stockholder entitled to vote who has timely delivered written notice to our secretary during the Notice Period (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations. However, if a stockholder wishes only to recommend a candidate for consideration by the Nominating and Governance Committee as a potential nominee for director, see the procedures discussed in "Nominating and Governance Committee—Requirements for stockholder recommendations of a candidate to our Board."

        Our bylaws also provide that the only business that may be conducted at an annual meeting is business that is brought (1) pursuant to the notice of meeting (or any supplement thereto), (2) by or at the direction of the board of directors, or (3) by a stockholder who has timely delivered written notice which sets forth all information required by our bylaws to our secretary during the Notice Period (as defined below).

        The "Notice Period" is defined as the period commencing on the date 75 days prior to the one year anniversary of the date on which we first mailed our proxy materials to stockholders for the previous year's annual meeting of stockholders and terminating on the date 45 days prior to the one year anniversary of the date on which we first mailed our proxy materials to stockholders for the previous year's annual meeting of stockholders. As a result, the Notice Period for the 2011 annual meeting of stockholders will be from January 23, 2011 to February 22, 2011.

        If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we need not present the proposal for vote at such meeting.

How can I communicate with Occam's outside directors?

        Stockholders may contact any of our directors by writing to them c/o Corporate Secretary, Occam Networks, Inc., 3185 Laurelview Court, Fremont, California 94538. Our process for handling stockholder communications with the board of directors has been approved by the independent directors and can be found on our website at www.occamnetworks.com by clicking on the Investor Relations tab and then clicking through to Corporate Overview and Governance.

Where can I view Occam's corporate documents and SEC filings?

        Our website contains our corporate governance principles, code of business conduct, committee charters, complaint procedures for accounting and audit matters, and SEC filings (including Section 16 filings by our officers and directors). To view any of these materials, go to www.occamnetworks.com by clicking on the Investor Relations tab and then clicking through to Corporate Overview and Governance.

Where can I obtain copies of Occam's Annual Report on Form 10-K?

        We will promptly deliver, free of charge, upon request, a copy of our Annual Report on Form 10-K to any stockholder requesting a copy. Requests should be directed to Investor Relations, Occam Networks, Inc., 3185 Laurelview Court, Fremont, California 94538. You can also print a copy from the web at http://www.edocumentview.com/OCNW.

What is householding?

        Householding is a procedure approved by the SEC that provides for the delivery of only one copy of our proxy materials to stockholders residing at the same address, unless the stockholders have notified us of their desire to receive multiple copies. This procedure is known as "householding" and is intended to reduce our printing costs and postage fees.

        Stockholders who participate in householding will continue to receive separate proxy cards.

        We will promptly deliver, upon request, a separate copy of the proxy statement to any stockholder residing at an address at which only one copy was mailed. Requests should be addressed to Investor Relations at our principal executive offices. If you are eligible for householding, but you and other stockholders of record currently receive multiple copies of these proxy materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Computershare Investor Services, at 250 Royall Street, Canton, MA 02021 or by telephone at (800) 962-4284.

        If you are a beneficial stockholder and own your shares through a bank or broker, please contact your bank or broker to request additional copies, or you may contact Broadridge, either by calling toll-free at 1-800-542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717.

 How can I nominate director candidates?

        Please refer to the section captioned "Nominating and Governance Committee" on page 16 of this proxy statement and the question "What is the deadline for receipt of stockholder proposals for the 2010 Annual Meeting or to nominate individuals to serve as directors?" on page 10 of this proxy statement.

How do I find out the voting results?

        We have engaged Computershare Investor Services, to serve as the independent inspector of election for the 2010 Annual Meeting. Preliminary voting results will be announced at the 2010 Annual Meeting, and final voting results will be published in the Current Report on Form 8-K, which we will file with the SEC, within four (4) business days of the 2010 Annual Meeting.

What if I have questions about lost stock certificates or I need to change my mailing address?

        Stockholders may contact our transfer agent, Computershare Investor Services, by calling 1-800-962-4284 or by writing to P.O. Box 43078 Providence, RI 02940, or visit their website at www.computershare.com to obtain more information about these matters.

CORPORATE GOVERNANCE

Corporate Governance Principles

        Our board of directors has adopted a set of Corporate Governance Principles that are available on our website at www.occamnetworks.com by clicking on the Investor Relations tab and then clicking through to Corporate Overview and Governance. These principles establish our governance policies pursuant to which our board intends to conduct its oversight of Occam.

Policies on Business Ethics and Conduct

        All of our employees, including our chief executive officer, chief financial officer, and principal accounting officer (who is also our chief financial officer) are required to abide by our Code of Business Conduct and Ethics. Our Code of Business Conduct and Ethics is intended to ensure that our business is conducted in a legal and ethical manner. Our Code of Business Conduct and Ethics implements policies, procedures, and standards covering all areas of professional conduct, including employment policies, financial reporting, conflicts of interest, intellectual property and protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. Our Code of Business Conduct and Ethics is available on our website at www.occamnetworks.com by clicking on the Investor Relations tab and then clicking through to Corporate Overview and Governance. If any substantive amendments are made to our Code of Business Conduct and Ethics or any waiver is granted, we intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding such amendment to, or waiver from, a provision of this Code of Business Code and Ethics by posting such information on our website, at the address and location specified above, or as otherwise required by the NASDAQ Global Market.

Risk Management

        Our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. With the oversight of our full board of directors, our officers are responsible for the day-to-day management of the material risks Occam faces. In its oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The involvement of the full board of directors in setting our business strategy at least annually is a key part of its oversight of risk management, its assessment of management's appetite for risk and its determination of what constitutes an appropriate level of risk for Occam. The full board of directors regularly receives updates from management and outside advisors regarding certain risks we face, including litigation and various operating risks.

        In addition, our board committees each oversee certain aspects of risk management. For example, our audit committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of our risk-related internal controls, internal investigations and enterprise risks; our compensation committee oversees risks related to compensation policies and practices; and our governance and nominating committee oversees governance related risks, such as board independence and conflicts of interest, as well as management and director succession planning. Our board committees report their findings to the full board of directors.

        Senior management attend, as needed, board and board committee meetings and are available to address any questions or concerns raised by the board on risk management-related and any other matters. Annually, the board holds strategic planning sessions with senior management to discuss strategies, key challenges, and risks and opportunities for Occam.

 Additional Information Available On Our Website

        In addition to our Code of Business Conduct and Ethics and Corporate Governance Principles, the following additional information is available on our website at www.occamnetworks.com by clicking on the Investor Relations tab and then clicking through to Corporate Overview and Governance, our charters of the committees of our board, our complaint procedures for accounting and audit matters, and our SEC filings.

BOARD AND BOARD COMMITTEES

Role and Composition of the Board; Meetings

        As identified in our Corporate Governance Principles, the role of our board of directors is to oversee the performance of our chief executive officer and other senior management. Our board is responsible for hiring, overseeing, and evaluating management while management is responsible for running our day-to-day operations. Our board currently consists of seven (7) members. Our bylaws permit our board to establish by resolution the authorized number of directors, and seven (7) directors are currently authorized. At each annual meeting of stockholders the terms of each of our incumbent directors expire and all members of our board of directors are elected. All directors elected at an annual meeting will be elected to serve from the time of election and qualification until the next annual meeting following such election.

        Our board held eight (8) meetings during fiscal 2009. Each of our directors attended at least 75% of the meetings of the board and the committees on which they served.

Board and Leadership Structure

        Our Corporate Governance Principles provide that the board shall fill the chairman of the board and chief executive officer positions in accordance with our best interests. We currently separate the positions of chief executive officer and chairman of the board. Since May 2002, Mr. Krausz, one of our independent directors, has served as the non-executive chairman of our board and lead director. Our Corporate Governance Principles also provide that in the event that the chairman of the board is not an independent director, the board should elect a "lead independent director." The responsibilities of the chairman of the board or the lead independent director include: setting the agenda for each board meeting, in consultation with the chief executive officer; presiding at executive sessions; and communicating the formal evaluations of the chief executive officer in the context of the annual compensation review to the chief executive officer.

        Separating the positions of chief executive officer and chairman of the board allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of our board to lead the board in its fundamental role of providing advice to and independent oversight of management. The board believes that having an independent director serve as chairman of the board is the appropriate leadership structure for the Company at this time and demonstrates our commitment to good corporate governance.

        In addition, as described in more detail below, our board has three standing committees, each chairman and each member of which is an independent director. Our board delegates substantial responsibility to each board committee, which reports their activities and actions back to the full board of directors. We believe that our independent board committees and their chairman are an important aspect of our board leadership structure.

Independent Directors

        We have constituted our board and committees in a manner that satisfies the published listing requirements of the NASDAQ Global Market. In particular, other than Robert L. Howard-Anderson,

who is also our president and chief executive officer, all members of our board qualify as "independent" under NASDAQ rules.

        The NASDAQ rules require that each member of a listed company's audit committee qualify as "independent" under the NASDAQ standard for independence as well as under a separate standard established by the SEC. Each member of our audit committee qualifies as "independent" under both the NASDAQ and the SEC requirements.

        Our Corporate Governance Principles do not require that we have a non-executive chairman but do require that an independent director serve as our "lead independent director." Director Steven M. Krausz currently serves as our non-executive chairman and as our lead independent director. The general authority and responsibilities of the lead independent director include presiding at all meetings of the board; serving as a liaison among the independent directors and between the independent directors and management; approving the information, agenda, and meeting schedules sent to the board; calling meetings of the independent directors; and being available for consultation and communication with stockholders.

        The board and its committees meet throughout the year on an established schedule and also hold special meetings and act by written consent from time to time. Board agendas include regularly scheduled sessions of the independent directors to meet without management present. These executive sessions are led by our chairman/lead independent director.

        There are no immediate family relationships between or among any of our executive officers or directors.

Board Committees

        Our board has established three board committees: the audit committee, the compensation committee, and the nominating and governance committee. The members of these committees are as follows:

Audit Committee	Compensation Committee	Nominating and Governance Committee
Robert E. Bylin, Chair	Thomas E. Pardun, Chair	Albert J. (Bert) Moyer, Chair*
Albert J. (Bert) Moyer	Robert B. Abbott	Brian H. Strom
Brian H. Strom	Steven M. Krausz	Thomas E. Pardun

*
Mr. Moyer became the chair of the nominating and governance committee immediately after the 2009 Annual Meeting. Mr. Strom was the chair of the committee until the 2009 Annual Meeting.

  Audit Committee

        Our audit committee is primarily responsible for selecting our independent registered public accounting firm, overseeing our internal financial reporting and financial controls, and consulting with and reviewing the services provided by our independent registered public accounting firm. The charter for the audit committee, as amended in November 2008, is available on our website at www.occamnetworks.com by clicking on the Investor Relations tab and then clicking through to Corporate Overview and Governance. Our audit committee held six (6) meetings in fiscal 2009.

        Our audit committee consists of Robert E. Bylin, Brian H. Strom and Albert J. (Bert) Moyer. Mr. Bylin serves as the chairman of the audit committee. The audit committee as constituted satisfies the independence requirements of the NASDAQ Global Market and the audit committee director independence requirements established by the SEC that apply to companies listed on NASDAQ. The board has determined that Mr. Bylin is an "audit committee financial expert" as defined by SEC regulations. This designation is a disclosure requirement of the SEC and does not impose upon

Mr. Bylin any duties, obligations, or liabilities greater than that which would otherwise be imposed by virtue of his membership on the board or the audit committee. In addition, this designation does not affect the duties, obligations, or liabilities of any other director or audit committee member. The board has determined that each audit committee member has sufficient knowledge in reading and understanding financial statements to serve on the audit committee.

        The annual report of the audit committee appears in this proxy statement under the caption "Report of the Audit Committee of the Board of Directors."

  Compensation Committee

        Our compensation committee is primarily responsible for reviewing and approving our general compensation policies and establishing compensation levels for our executive officers. The compensation committee and our board of directors have concurrent authority to administer our equity compensation plans, including our 2006 Equity Incentive Plan and 2006 Employee Stock Purchase Plan, and to make option grants under our 2006 Equity Incentive Plan. The compensation committee charter, as amended in November 2008, is available on our website at www.occamnetworks.com by clicking on the Investor Relations tab and then clicking through to Corporate Overview and Governance. Our compensation committee held six (6) meetings in fiscal 2009.

        The compensation committee consists of directors Robert B. Abbott, Steven M. Krausz and Thomas E. Pardun. Mr. Pardun serves as the chairman of the compensation committee. Each member of our compensation committee satisfies the independence requirements of the NASDAQ Global Market.

        The annual report of the compensation committee appears in this proxy statement under the caption "Compensation Committee Report on Executive Compensation."

  Nominating and Governance Committee

        Our board of directors established the nominating and governance committee in May 2006. The charter of the nominating and governance committee, as amended in November 2008, is available on our website at www.occamnetworks.com by clicking on the Investor Relations tab and then clicking through to Corporate Overview and Governance.

        Effective as of May 7, 2009, our nominating and governance committee was reconstituted to consist of Albert J. Moyer (chairman), Brian H. Strom and Thomas E. Pardun. Mr. Moyer became chair of the nominating and governance committee immediately after the 2009 Annual Meeting, although Mr. Strom had been the chair until the 2009 Annual Meeting. All persons who served on our nominating and governance committee during fiscal 2009 satisfied the independence requirements of the Nasdaq Global Market. The nominating and governance committee is primarily responsible for assisting the board of directors in identifying prospective director nominees and recommending director nominees for each annual meeting of stockholders. In addition, the nominating and governance committee is responsible for developing and recommending governance principles applicable to Occam. Our nominating and governance committee held four (4) meetings in fiscal 2009.

  Requirements for stockholder recommendations of a candidate to our Board

        Our nominating and governance committee will consider recommendations for candidates to our board of directors from stockholders of the Company. A stockholder that desires to recommend a candidate for consideration by the committee as a potential candidate for director must direct the recommendation in writing to us at our principal executive offices in Santa Barbara, California (Attention: Jeanne Seeley, senior vice president, chief financial officer and secretary) and must include the candidate's name, age, home and business contact information, principal occupation or employment, the number of shares beneficially owned by the candidate, information regarding any arrangements or understandings between the candidate and the stockholder recommending the candidate or any other persons relating to the recommendation, and any other information required to be disclosed about the candidate if proxies were to be solicited to elect the candidate as a director pursuant to Regulation 14 of the Exchange Act. Our nominating and governance committee will consider the recommendation but will not be obligated to take any further actions with respect to the recommendation.

  Requirements for stockholder nominations to be brought before an annual meeting

        Separately, our bylaws contain specific requirements governing the processes and procedures for stockholders who wish to formally nominate a candidate and ensure that he or she is nominated and eligible for election at an annual meeting of stockholders. Generally, nominations for the election of directors may be made by stockholders who have timely delivered written notice to us at our principal executive offices in Santa Barbara, California (Attention: Jeanne Seeley, senior vice president, chief financial officer and secretary) in compliance with the advance notice provisions included in our bylaws. Such notice must contain specified information concerning the nominees such as the nominees' name, age, home and business contact information, principal occupation or employment, the class and number of shares beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, whether any hedging transactions have been entered into by the nominee or on his or her behalf, information regarding any arrangements or understandings between the nominee and the stockholder nominating the nominee or any other persons relating to the nomination, a written statement by the nominee acknowledging that the nominee will owe a fiduciary duty to the Company and the stockholders if elected, and any other information required to be disclosed about the nominee if proxies were to be solicited to elect the nominee as a director pursuant to Regulation 14 of the Exchange Act. For a stockholder recommendation to be considered by our nominating and governance committee as a potential candidate at an annual meeting, written notice of nominations must be received timely on or before the deadline for receipt of stockholder proposals for such meeting. In the event a stockholder decides to nominate a candidate for director and solicits proxies for such candidate, the stockholder will need to follow the rules set forth by the SEC and in our bylaws. See "General Information—What is the deadline for receipt of stockholder proposals for the 2010 Annual Meeting or to nominate individuals to serve as directors?"

        Except as may be required by rules promulgated by the SEC, it is the current position of the committee that there are no specific qualifications that must be met by any candidate for the board, nor are there specific qualities or skills that are necessary for any candidate for the board to possess. These procedures may be modified at any time as may be determined by the committee.

        In evaluating the suitability of the candidates, the committee considers relevant factors, including, among other things, issues of character, judgment, independence, expertise, diversity of experience, length of service, other commitments and the like. The committee considers the diversity of the candidates and the board based on factors such as business background and experience and potential contributions to the board. The committee attempts to ensure that the board is constituted by individuals from the telecommunications industry and others with financial and accounting experience in order to bring diverse business experience to the board. The committee evaluates all of these factors and considers each individual candidate in the context of the current perceived needs of the board of directors as a whole.

        Our board of directors has the final authority in determining the selection of director candidates for nomination to our board.

        No stockholder has presented a timely notice of a proposal to nominate a director for this year's meeting. Accordingly, the only directors to be re-elected at this year's meeting are Robert E. Bylin,

Albert J. Moyer, Brian H. Strom, Thomas E. Pardun, Robert B. Abbott, Steven M. Krausz and Robert L. Howard-Anderson. No other nominations are before the meeting, or may be brought at the meeting.

Annual Meeting Attendance

        Although we do not have a formal policy regarding attendance by members of the board of directors at our annual meetings, directors are encouraged to attend annual meetings of our stockholders. All of our directors attended our annual meeting of stockholders in 2009.

Board Compensation

  Cash Compensation of Non-Employee Directors

        We compensate non-employee directors in cash for their service as members of our board, in addition to reimbursing directors for all reasonable expenses incurred by them in attending board and committee meetings. In October and November 2007, the compensation committee of our board of directors evaluated our director and executive compensation policies to determine whether they were competitive in the current marketplace. In conducting its evaluation, the committee retained and relied on analysis, evaluation, and recommendations prepared by an independent compensation consultant.

        At the November 29, 2007 meeting, our compensation committee recommended and our board of directors approved adjustments to our cash compensation program for members of the board of directors. Each member of our board of directors receives an annual cash retainer of $25,000. In addition, the chair of our audit committee receives an additional annual cash retainer of $20,000, the chair of our compensation committee receives an additional annual cash retainer of $10,000, and the chair of our nominating and governance committee receives an additional annual cash retainer of $5,000. Other committee members receive additional annual cash retainers as follows: audit committee, $7,500; compensation committee, $5,000; and nominating and governance committee, $2,500. Finally, the non-executive chairman of our board receives an additional annual cash retainer of $20,000. All retainers are paid in four equal quarterly installments.

        Steven M. Krausz, chairman of our board, and Robert B. Abbott, one of our independent directors, waived all of their rights to receive cash compensation under our cash compensation program for non-employee directors until our employee's salaries are restored to their historic levels. The waiver applied to any cash compensation otherwise payable for services rendered during calendar year 2009, but did not apply to any forms of non-cash compensation (including, without limitation, equity incentives) payable to non-employee directors. In addition, the waiver does not apply to the directors' rights to reimbursement for director travel or incidental expenses incurred in connection with attending board meetings.

  Equity Compensation of Non-Employee Directors

        In November 2007, our board of directors approved an amendment to our 2006 Equity Incentive Plan to eliminate the automatic grant of stock options to new directors at the time of initial election and to continuing directors on an annual base thereafter. In lieu of the previous program, the board of directors approved a policy providing for the initial grant to newly elected non-employee directors of shares of restricted stock with an approximate value of $80,000 based on the closing price of our common stock over the fifteen trading days prior to and including the date of approval of the grant. Initial grants would vest in three equal annual installments on each anniversary of the date of grant. Follow-on grants with an approximate value of $40,000, to be made on an annual basis to continuing directors, would be valued on the same basis and would vest in two equal annual installments on each anniversary of the date of grant.

        At the November 18, 2009 meeting, our compensation committee recommended and our board of directors approved an annual restricted stock grant to each non-employee director, with a value of $40,000, with the number of shares being based on the average closing price of our common stock over the 15 trading days prior to and including November 18, 2009. Based on the established formula, the number of shares of restricted stock granted was determined to be 12,345 for each eligible director. The restricted stock grants made to non-employee directors will vest in two equal annual installments on each anniversary of the date of grant.

  Compensation of Non-Employee Directors in 2009

        The following table sets forth information concerning compensation paid or accrued for services rendered to us in all capacities by the non-employee members of our board for the fiscal year ended December 31, 2009:

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)		Total ($)
Steven M. Krausz Non-executive Chairman of the Board		(2)	44,565	(3)	44,565
Robert B. Abbott Director		(2)	44,565	(3)	44,565
Robert E. Bylin Chairman of the Audit Committee	45,000		44,565	(3)	89,565
Thomas E. Pardun Chairman of the Compensation Committee	37,500		44,565	(3)	82,065
Brian H. Strom Director	35,833		44,565	(3)	80,398
Albert J. Moyer Chairman of the Nominating and Governance Committee	36,667		44,565	(3)	81,232

(1)
Amounts do not reflect compensation actually received by the director. Instead the amounts included under the "Stock Awards" column represent the aggregate grant date market value of restricted stock awards granted during the fiscal year ended December 31, 2009, computed in accordance with Financial Accounting Standards Codification Topic, 718. See "Equity Compensation of Non-Employee Directors," above for a full description of these awards. For a discussion of the valuation assumptions, see Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009.

(2)
In connection with the company-wide temporary salary reduction implemented in 2009, Messrs. Krausz and Abbott elected to waive, solely for the year ended December 31, 2009, their rights to receive cash compensation (during the company-wide salary reduction period) under our cash compensation program for non-employee directors in the amounts of $50,000 and $30,000, respectively.

(3)
Represents restricted stock awards granted on November 18, 2009, which vest in two annual installments.

        The aggregate number of shares subject to stock awards and stock options outstanding at December 31, 2009 for each non-employee director was as follows:

Name	Aggregate Number of Stock Awards Outstanding as of December 31, 2009	Aggregate Number of Option Awards Outstanding as of December 31, 2009
Steven M. Krausz	20,965	1,750
Robert B. Abbott	20,965	1,250
Robert E. Bylin	20,966	16,875
Thomas E. Pardun	20,965	16,875
Brian H. Strom	20,965	16,250
Albert J. Moyer	28,762	—

Compensation Committee Interlocks and Insider Participation

        Our compensation committee is responsible for determining salaries, incentives, and other forms of compensation for our directors, officers, and other employees. No member of our compensation committee in 2009 was an officer or employee of ours during 2009. No current executive officer of Occam has ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our board or compensation committee.

PROPOSAL ONE
ELECTION OF DIRECTORS

        The size of our board of directors is set at seven (7) directors. All nominees for re-election at the 2010 Annual Meeting are currently directors of Occam and were elected by our stockholders at our last annual meeting of stockholders. All of the nominees were approved by our board of directors upon recommendation of our nominating and governance committee. All directors elected at the 2010 Annual Meeting will hold office until the next annual meeting of stockholders or in each case until his successor is duly elected and qualified. The nominees for election have agreed to serve, if elected, and management has no reason to believe that such nominees will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who may be designated by the present board of directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below.

        The names of the nominees and certain information about them as of the record date are set forth below. Information as to the stock ownership of each director and all of our current directors and executive officers as a group is set forth below under "Ownership of Securities."

Name	Age	Position with Occam Networks, Inc.	Director Since
Robert L. Howard-Anderson	53	President, Chief Executive Officer and Director	2002
Steven M. Krausz(2)	55	Chairman of the Board and Lead Director	1997
Robert B. Abbott(2)	45	Director	2002
Robert E. Bylin(1)	68	Director	2004
Thomas E. Pardun(2)(3)	66	Director	2004
Albert J. Moyer(1)(3)	66	Director	2007
Brian H. Strom(1)(3)	68	Director	2006

(1)
Member of audit committee.

(2)
Member of compensation committee.

(3)
Member of nominating and governance committee.

        Certain information regarding each of our nominees, including his experience, qualifications, attributes and skills that led the board of directors to conclude that the individual should serve on the board of directors and his principal occupation and directorships during the past five years, is set forth below. Our goal is to assemble a board of directors that operates cohesively and works with management in a constructive way so as to deliver long term shareholder value. We believe that the nominees set forth below, all of whom are currently directors of ours, possess valuable experience necessary to guide Occam in the best interests of our stockholders. Our current board of directors consists of individuals with proven records of success in their chosen professions. They all have the highest integrity and a keen intellect. They are collegial yet independent in their thinking, and are committed to the hard work necessary to be informed about the telecommunications industry, our company, and its key constituents including customers, stockholders and management. Most of our directors have broad technology sector experience. Several members of our board of directors also have extensive experience in the management of public companies, corporate restructurings, risk assessment, accounting and finance.

        Robert L. Howard-Anderson has served as our president and chief executive officer since May 2002, and as one of our directors since July 2002. Mr. Howard-Anderson was senior vice president of product operations at Occam CA, one of our predecessor companies, from February 2002 to May 2002. Mr. Howard-Anderson was vice president of product operations at Procket Networks, Inc., a network infrastructure company, from August 2000 to February 2002 and vice president of engineering at Sun

Microsystems, Inc., a computer company, from June 1995 to August 2000. Mr. Howard-Anderson has a B.S. in electrical engineering from Tufts University.

        We believe that Mr. Howard-Anderson's over 20 years' experience in the data and telecommunication equipment industries and management of large research and development and product development organizations at an executive level bring demonstrated management ability to our board and qualify him to serve as one of our directors.

        Steven M. Krausz has served as one of our directors since May 1997 and has served as chairman since May 2002. As our non-executive chairman, Mr. Krausz functions as our independent lead director. Mr. Krausz also served as a director of Occam CA from February 2000 to May 2002 and served as its chairman from March 2002 until the closing of the merger with Accelerated Networks, Inc., when he became our chairman. Mr. Krausz has been a managing member of several venture capital funds affiliated with U.S. Venture Partners, a venture capital firm, since August 1985. Mr. Krausz holds a B.S. in electrical engineering and an M.B.A. from Stanford University.

        We believe that Mr. Krausz's focus on communications, Internet, infrastructure, networking and systems technology during his time at U.S. Venture Partners, as well as his several years of operating experience with a number of companies bring valuable industry and operations knowledge to our board and qualify him to serve as one of our directors.

        Robert B. Abbott has served as one of our directors since May 2002. He served as a director of Occam CA, from February 2001 to May 2002. Mr. Abbott is currently a general partner with Norwest Venture Partners, a venture capital firm he has been with since August 1998. He also serves as a director for several private companies. Mr. Abbott received a B.S. in electrical engineering, an M.S. in electrical engineering and an M.B.A. from Stanford University.

        We believe that Mr. Abbott's extensive experience with enterprise software and communications technologies, together with his several years of operating experience in roles such as engineering, marketing and product management bring valuable industry and operations knowledge to our board and qualify him to serve as one of our directors.

        Robert E. Bylin has served as one of our directors since September 2004. Mr. Bylin has served as the chief financial officer of SpectraLinear Inc., a timing solutions company, since October 2006. From November 2005 to October 2006, Mr. Bylin served as a consultant to SpectraLinear, Pyxis Technology, Inc., an electronic design automation company, and TAK Imaging, a provider of imaging processors. From April 2004 to November 2005, Mr. Bylin served as the chief financial officer of TAK Imaging. From March 2001 to October 2003, Mr. Bylin served as chief financial officer and chief operations officer for D.T. Consulting, a consulting company specializing in technical integration of hardware and software systems. Prior to that, he served as chief financial officer and vice president of finance for Veridicom, Inc., a semiconductor and software company. Mr. Bylin currently serves as a director for Technology Credit Union. Mr. Bylin received a B.S. in mathematics from Trinity College and an M.B.A. from Harvard University.

        We believe that Mr. Bylin's financial expertise, including his several years' experience as chief financial officer of and financial consultant for a number of technology companies, bring financial and accounting knowledge to our board and qualify him to serve as one of our directors.

        Thomas E. Pardun has served as one of our directors since September 2004. Since April 2007, Mr. Pardun has served as chairman of the board of directors of Western Digital Corporation, a manufacturer of hard-disk drives for the personal computer and home entertainment markets. He previously served as chairman of Western Digital from January 2000 to November 2001, and he has served as a director of Western Digital since January 1993. In July 2000, Mr. Pardun retired as president of MediaOne International, Asia-Pacific (formerly US West Asia-Pacific), an owner/operator of international properties in cable television, telephone services, and wireless communications. Prior to that, he served as president and chief executive officer of US West Multimedia Communications, Inc. and held numerous other executive positions with US West. Prior to joining US West, Mr. Pardun was president of the Central Group for Sprint as well as president of Sprint's West Division. He also served as senior vice president of United Telecommunications, a predecessor company to Sprint. Mr. Pardun spent the first 19 years of his career at IBM. In addition to Western Digital Corporation, Mr. Pardun serves on the boards of CalAmp Corporation, Finisar Corporation Megapath, Inc and MaxLinear, Inc. Mr. Pardun received a B.B.A. in economics and marketing from the University of Iowa and Management School Certificates from Harvard Business School, Stanford University, and The Tuck School of Business at Dartmouth College.

        We believe Mr. Pardun's experience serving for several years in executive positions for large telecommunication companies, his long history in the technology industry and his experience serving as a director for other public companies bring valuable industry knowledge and practical experience to our board and qualify him to serve as one of our directors.

        Albert J. Moyer was appointed to our board of directors on November 29, 2007. Mr. Moyer has served as a business consultant. Mr. Moyer served as executive vice president and chief financial officer of QAD Inc., a publicly held software company that is a provider of enterprise resource planning software applications, from March 1998 until February 2000, and he subsequently served as a consultant to QAD, assisting in the Sales Operations of the Americas Region. From February to July 2000, he served as president of the commercial division of Profit Recovery Group International, Inc. (now known as PRG-Schultz International, Inc.), a publicly held provider of recovery audit services. Prior to joining QAD in 1998, Mr. Moyer served as chief financial officer of Allergan Inc., a specialty pharmaceutical company based in Irvine, California, from 1995 to 1998. Previously, Mr. Moyer served as Chief Financial Officer of National Semiconductor Corporation, a semiconductor company. Mr. Moyer also served as Chief Financial Officer of Western Digital Corporation, a manufacturer of hard-disk drives for the personal computer and home entertainment markets. Mr. Moyer also serves on the board of CalAmp Corp., a provider of wireless communications solutions, Collectors Universe, Inc., a third-party grading and authentication services of high-value collectibles, Virco Manufacturing Corporation, LaserCard Corporation, a provider of secure identification solutions and MaxLinear, Inc., a provider of radio-frequency and mixed signal semiconductor solutions. Mr. Moyer received his Bachelor of Science degree in Finance from Duquesne University and graduated from the Advanced Management Program at the University of Texas, Austin.

        We believe Mr. Moyer's several years' experience as chief financial officer for other public companies and his service on the board of directors of several other companies bring financial and accounting knowledge to our board and qualify him to serve as one of our directors.

        Brian H. Strom was appointed to our board of directors on May 17, 2006. Mr. Strom served as president and chief executive officer of SureWest Communications from December 1993 to December 2005 and as a director of SureWest from December 1993 to May 2006. He served as chairman of the United States Telecom Association (US Telecom) from October 2003 to October 2004. He also served as chair of the Sacramento Area Commerce and Trade Organization (SACTO) from July 2003 to July 2004, and served as chairman of the California Communications Association (CalCom) from February 2001 to February 2002.

        We believe Mr. Strom's long history in the telecommunications industry, including in executive positions and as a director of a large telecommunications company, together with his accounting and financial background bring a combination of industry knowledge and financial expertise to our board and qualify him to serve as one of our directors.

 Required Vote

        The nominees receiving the highest number of affirmative votes of the holders of shares of outstanding stock entitled to vote and present at the meeting, either in person or by proxy, will be re-elected as directors for each class of directors identified herein.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RE-ELECTION OF THE NOMINEES LISTED ABOVE.

PROPOSAL TWO
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

        At this 2010 Annual Meeting, we are seeking ratification of the appointment of SingerLewak LLP as our independent registered public accounting firm for the 2010 fiscal year.

        The audit committee of the board has appointed SingerLewak, LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2010.

        In the event the stockholders fail to ratify the appointment of SingerLewak, LLP as our independent registered public accounting firm, the audit committee will reconsider its selection. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent auditing firm at any time if the audit committee believes that such a change would be in the best interests of Occam and its stockholders. Stockholder ratification of the selection of SingerLewak, LLP is not required by our bylaws or otherwise. Our board of directors is submitting the selection of SingerLewak, LLP to the stockholders for ratification as a matter of good corporate practice.

        A representative of SingerLewak, LLP is expected to be present at the 2010 Annual Meeting. The representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Fees

        Fees of SingerLewak, LLP during the 2009 and 2008 fiscal years are summarized below:

Nature of Service	Fiscal Year 2009	Fiscal Year 2008
Audit Fees(1)	$717,901	$454,057
Audit Related Fees(2)	—	3,848

Total	$717,901	$457,905

(1)
Audit Fees—These are fees for the annual audit of our consolidated financial statements. The amount includes $283,000 related to the fiscal 2008 audit fees billed in fiscal 2009. Audit fees also include the audit of our internal control over financial reporting, and the review of the financial statements included in our Quarterly Reports on Form 10-Q. This category also includes fees for services that generally only the principal auditor reasonably can provide to a client, such as procedures related to the audit of income tax provisions and related valuation allowances, consents, and assistance with and review of documents filed with the SEC.

(2)
Audit Related Fees—These are fees associated with assurance and related services that are reasonably related to the performance of audit or review of the Company's financial statements.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

        The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit related services, tax services and other services. Pre-approval is generally detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis. For fiscal 2009, the audit committee reviewed and pre-approved all audit and permissible non-audit fees for services provided by SingerLewak, LLP.

Determination of Independence

        Our audit committee has determined that the provision of the above non-audit services, by SingerLewak, LLP is compatible with their maintenance of accountant independence.

Required Vote

        Ratification of the appointment of SingerLewak, LLP requires the affirmative vote of a majority of the outstanding shares of our stock that are present in person or by proxy and entitled to vote at the 2010 Annual Meeting.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE SELECTION OF SINGERLEWAK, LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2010 FISCAL YEAR AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THIS PROPOSAL.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The information contained in this report will not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor will such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that Occam specifically incorporates it by reference in such filing.

        The following is the report of the audit committee with respect to the audited financial statements for the fiscal year ended December 31, 2009, which include the consolidated balance sheets as of December 31, 2009 and 2008 and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 2009, and the notes thereto.

        Review with Management.    The audit committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The audit committee oversees our financial reporting process on behalf of the board. Our management has the primary responsibility for the financial statements and reporting process, including our systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2009. This review included a discussion of the quality and the acceptability of our financial reporting and internal controls, including the clarity of disclosures in the financial statements.

        Review and Discussions with Independent Registered Public Accounting Firm.    The audit committee has discussed with SingerLewak LLP, our independent registered public accounting firm, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of our financial statements.

        The audit committee has also received written disclosures and the letter from SingerLewak, LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from us and our related entities), and has discussed with SingerLewak, LLP their independence from us.

        Conclusion.    Based on the review and discussions referred to above, the committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

        This report is submitted by the audit committee (as of December 31, 2009).

Robert E. Bylin, Chairman
Brian H. Strom
Albert J. Moyer

 OWNERSHIP OF SECURITIES

        The following table sets forth information regarding the beneficial ownership of our common stock as of March 29, 2010 by:

  •
  each stockholder known by us to beneficially own more than 5% of our outstanding shares of common stock;

  •
  each of our directors;

  •
  each of the executive officers listed in the "Summary Compensation Table" on page 44 of this proxy statement; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of common stock owned by them, subject to applicable common property laws. In computing the number of shares of common stock beneficially owned, shares subject to options or warrants held by a stockholder that are exercisable within sixty days of March 29, 2010 are deemed outstanding for the purpose of determining the percentage ownership of that stockholder. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other stockholder. As of March 29, 2010, we had 20,968,356 shares of common stock outstanding. Unless otherwise indicated, the address for each person is our principal office address at 6868 Cortona Drive, Santa Barbara, California 93117.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Number of Shares Underlying Options	Total Shares Beneficially Owned	Percent of Shares Beneficially Owned(1)
5% or Greater Stockholders:
U.S. Venture Partners 2735 Sand Hill Road Menlo Park, CA 94025	3,110,893	(2)	—	3,110,893	14.8%
Ilex Partners, LLC 650 Madison Avenue, 17th Floor New York, New York 10022	2,768,888	(3)	—	2,768,888	13.2%
Norwest Venture Partners 525 University Avenue, Suite 800 Palo Alto, CA 94301	2,004,145	(4)	—	2,004,145	9.6%
Conus Partners, Inc. 49 West 38th Street, 11th Floor New York, NY 10018	1,474,358	(5)	—	1,474,358	7.0%

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Number of Shares Underlying Options	Total Shares Beneficially Owned	Percent of Shares Beneficially Owned(1)
Current Directors and Named Executive Officers:
Robert L. Howard-Anderson	43,269		296,585	339,854	1.6%
Jeanne Seeley	18,784		77,500	96,284	*
David C. Mason	11,996		144,876	156,872	*
Gregory R. Dion	10,875		136,563	147,438	*
Mark Rumer	104,147	(6)	138,968	243,115	1.2%
Steven M. Krausz	3,172,497	(7)	1,000	3,173,497	15.1%
Robert B. Abbott	2,057,123	(8)	1,250	2,058,373	9.8%
Robert E. Bylin	52,978		16,875	69,853	*
Thomas E. Pardun	52,978		16,875	69,853	*
Brian H. Strom	58,978		16,250	75,228	*
Albert J. (Bert) Moyer	52,978		—	52,978	*
All current directors and executive officers as a group (12 persons)	5,649,925		1,010,534	6,660,459	30.3%

*
Represents less than 1% of the total shares.

(1)
Based on outstanding shares of common stock as of March 29, 2010, and includes options to acquire shares of common stock held by the named individual or entity, and all executive officers as a group, that were exercisable within 60 days after March 29, 2010.

(2)
Includes 3,110,893 shares held directly by US Venture Partners VII, L.P. (USVP VII), USVP Entrepreneur Partners VII-A, L.P. ("EP VII-A"), USVP Entrepreneur Partners VII-B, L.P. ("EP VII-B"), and 2180 Associates Fund VII, L.P. ("2180 VII"). Presidio Management Group VII, LLC ("PMG VII"), the general partner of USVP VII, EP VII-A, EP VII-B and 2180 VII, and Irwin Federman, Steven M. Krausz, Jonathan D. Root, Philip M. Young, Winston Fu and David Liddle the managing members of PMG VII, may be deemed to share voting and dispositive power over the shares held by USVP VII, EP VII-A, EP VII-B and 2180 VII. Such persons and entities disclaim beneficial ownership of shares held by USVP V, V Int'l, 2180 V and EP V except to the extent of any pecuniary interest therein. Information to the number of shares held by U.S. Venture Partners is based on the Form 13D/A filed with the SEC on January 5, 2010.

(3)
This information is based solely on a Schedule 13G filed with the SEC by Ilex Partners, L.L.C. on February 4, 2009. Ilex Partners, L.L.C. and Michael H. Steinhardt share voting and disposition power over these common shares. Michael H. Steinhardt is the Managing Member of Ilex Partners, L.L.C.

(4)
Includes (a) 1,909,493 shares held by Norwest Venture Partners VIII, LP; and (b) 94,652 shares held of record by NVP Entrepreneurs Fund VIII, L.P., a Delaware limited partnership ("NVP-E VIII"), whose general partner is Itasca VC Partners VIII. Information with respect to the number of shares held by the NVP is based on the Form 4 filed with the SEC on November 20, 2009. Mr. Robert B. Abbott is a non managing partner of VC Partners VIII, the general partner of NVP-E VIII. As a non managing partner, Mr. Abbott has no voting or investment authority with respect to any securities held of record by NVP VIII and NVP-E VIII, and thus is not deemed to beneficially own such securities, except to the extent of indirect pecuniary interest therein.

(5)
This information is based solely on a Schedule 13G/A filed with the SEC by Conus Partners, Inc. on February 16, 2010. Conus Partners, Inc. and Mr. Andrew Zacks share voting and investment power over these common shares. Mr. Zacks is the Managing Director of Conus Partners, Inc.

(6)
Mr. Rumer no longer reports as beneficially owned 69,083 shares of Occam Networks, Inc, common stock, owned by his ex-wife, pursuant to a divorce decree in June 2005.

(7)
Includes 3,110,893 shares held directly by US Venture Partners VII, L.P. (USVP VII), USVP Entrepreneur Partners VII-A, L.P. ("EP VII-A"), USVP Entrepreneur Partners VII-B, L.P. ("EP VII-B"), and 2180 Associates Fund VII, L.P. ("2180 VII"). Presidio Management Group VII, LLC ("PMG VII"), the general partner of USVP VII, EP VII-A, EP VII-B and 2180 VII, and Irwin Federman, Steven M. Krausz, Jonathan D. Root, Philip M. Young, Winston Fu and David Liddle the managing members of PMG VII, may be deemed to share voting and dispositive power over the shares held by USVP VII, EP VII-A, EP VII-B and 2180 VII. Such persons and entities disclaim beneficial ownership of shares held by USVP V, V Int'l, 2180 V and EP V except to the extent of any pecuniary interest therein. Information to the number of shares held by U.S. Venture Partners is based on the Form 13D/A filed with the SEC on January 5, 2010. Also includes 23,392, 17,241 and 12,345 of our restricted stock granted to Mr. Krausz on November 29, 2007, December 10, 2008 and November 18, 2009, respectively, in his capacity as our non-employee director. Also includes 8,626 shares held by Krausz Family Limited Partnership.

(8)
Includes (a) 1,909,493 shares held by NVP VIII, LP and (b) 94,652 shares held by NVP Entrepreneurs Fund VIII, L.P. Mr. Abbott is a general partner of NVP and may be deemed to beneficially own the shares held by NVP. Also includes 23,392, 17,241 and 12,345 of our restricted stock granted to Mr. Abbott on November 29, 2007, December 10, 2008 and November 18, 2009, respectively, in his capacity as our non-employee director.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The members of our board, our executive officers and persons who hold more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Exchange Act which require them to file reports with respect to their ownership of the common stock and their transactions in such common stock. Based solely upon a review of (i) the copies of Section 16(a) reports which we received from such persons for their 2009 fiscal year transactions in the common stock and their common stock holdings, and (ii) the representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 2009 fiscal year, we believe that, all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by our directors, executive officers and greater than ten percent beneficial owners.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation Discussion and Analysis

  Overview

        The compensation committee of our board of directors is responsible for establishing, implementing and continually monitoring adherence with our compensation philosophy. We currently have seven (7) executive officers. Details of our 2009, 2008 and 2007 fiscal year compensation for our chief executive officer, our chief financial officer, and our three other most highly compensated executive officers, which we refer to as our named executive officers, can be found in the Summary Compensation Table on page 44 of this proxy statement. The types of compensation and benefits provided to our named executive officers are similar to those provided to our other executive officers.

        This section also describes our compensation program for our executive officers. The discussion focuses on our executive compensation policies and decisions and the most important factors relevant to an analysis of these policies and decisions. We address why we believe our compensation program is appropriate for us and our stockholders, and we explain how executive compensation is determined.

        In fiscal 2009, our compensation committee held six (6) meetings. Robert L. Howard-Anderson, our chief executive officer, and Jeanne Seeley, our chief financial officer, may participate in meetings of our compensation committee. They are generally excused from the meeting for purposes of executive sessions and any portions of the meeting where determinations are made with respect to their individual compensation.

Compensation Philosophy and Design

        Historically, our compensation philosophy has been to preserve cash and minimize expenses while rewarding the creation of long-term stockholder value. Until adjustments that we implemented in November 2007, which are described below, our historic compensation philosophy and design more closely resembled that of a private company than a public company. As discussed below, in November 2007, we implemented a new cash incentive program and increased base salaries for our executive officers in an effort to align our compensation levels with those of our public company peers. In addition, we reevaluated our equity incentive programs for our executive officers. Although we made substantial changes in our compensation programs in November 2007 to more closely align ourselves with a public company peer group, we expect to continue to evaluate compensation decisions based in part on their impact on our operating budgets and on our available resources. For example, following the 2008 financial crisis and in connection with the deepening worldwide recession in early 2009, we implemented salary reductions for all employees, including our executive officers, and elected not to implement a cash incentive bonus program in 2009. Our compensation committee will make a determination whether an additional peer group review and retention of a compensation consultant is timely and appropriate based on developments in our business.

        Our compensation committee has not adopted specific policies or guidelines for allocating compensation between cash and equity compensation or other forms of non-cash compensation. In connection with the compensation review conducted in October and November 2007, however, the compensation committee did evaluate our base salaries, target cash incentives, and equity compensation values on an aggregate basis for purposes of measuring total direct compensation for each of our executive officers against our peer group. The committee also reviewed each element of compensation against our peer group. As indicated below, the committee noted that our historic cash compensation programs generally fell at or below the 25th percentile of our peer companies while our historic equity compensation programs generally fell between the 50th and 75th percentiles based on values at the time the awards were granted.

        As a result of our history of operating losses, our cash compensation plans have been designed principally to balance our salary expenses against cash flows and available cash and our need to attract and retain talent. Because budget constraints have continued to limit our ability to provide cash compensation, we have relied on stock options and restricted stock units to attract executive talent, to provide long-term variable incentives and to retain key members of management. Historically, stock options with time-based vesting comprised the largest component of our variable executive compensation. Beginning in fiscal 2009, we also began to rely on performance-based options and restricted stock units, which vest based on achievement of corporate milestones. In particular, we used performance based equity incentives in lieu of a cash incentive plan as part of our cash conservation and cash expense reductions program in 2009.

        Since November 2007, we have not made any material changes in our levels of executive compensation or in our executive compensation programs and policies. Our compensation committee expects to review current compensation levels and policies from time to time and will make periodic adjustments.

 Objectives of Our Compensation Program for Executive Officers

        The fundamental objective of our executive compensation and benefits program is to maximize stockholder value over time. The following principles guide our compensation decisions:

  •
  we seek to maintain compensation programs across our employee population that are fair, objective and consistent;

  •
  we seek to directly and substantially link compensation to corporate and individual performance; and

  •
  we seek to link long-term stockholder and executive interests through the grant of equity awards to our executive officers.

Role of Our Compensation Committee

        Our compensation committee determines compensation for all of our executive officers. The compensation committee operates under a written charter adopted by the board which establishes the duties and authority of the compensation committee. Our compensation committee's charter is available on our website at www.occamnetworks.com by clicking on the Investors Relations tab and then clicking through to Corporate Overview and Governance.

        The fundamental responsibilities of our compensation committee are:

  •
  to provide oversight of our compensation policies, plans and benefit programs, including reviewing and making recommendations to our board regarding compensation plans, as well as general compensation goals and guidelines for our executive officers and the board;

  •
  to review and determine all compensation arrangements for our executive officers (including our chief executive officer) and to allocate total compensation among the various components of executive pay;

  •
  to review and approve all equity compensation awards to our executive officers (including our chief executive officer); and

  •
  to oversee and direct our equity compensation plans, including our 2006 Equity Incentive Plan and our 2006 Employee Stock Purchase Plan.

        In determining each executive officer's compensation, our compensation committee reviews our corporate financial performance and financial condition and assesses the performance of the individual executive officers. Our compensation committee also considers the chief executive officer's recommendations on compensation for other executive officers and consults with the board of directors. The committee is not bound to and does not always accept the chief executive officer's recommendations.

        We believe that the ability of committee members to judge performance effectively is enhanced by their exposure to our operations as members of our board of directors. The board participates in regular updates on our business priorities, strategies, and results. As a result, the board has frequent interaction with and open access to our executive officers. We believe this gives the compensation committee members considerable opportunity to ask questions and assess the performance of our executive officers. In addition, the committee's practice is to consult with the independent members of our board of directors prior to making material changes in our compensation policies.

Composition of Our Compensation Committee

        Our compensation committee is appointed by our board, and consists entirely of directors who are "outside directors" for purposes of Section 162(m) of the Internal Revenue Code, "non-employee directors" for purposes of Rule 16b-3 under the Exchange Act, and independent directors under the rules of the NASDAQ Global Market. Our compensation committee is comprised of Steven M. Krausz, Robert B. Abbott and Thomas E. Pardun and, since November 2007, has been chaired by Mr. Pardun. Our compensation committee reviews and makes recommendations to our board and is responsible for establishing the executive compensation packages offered to our named executive officers and all of our other executive officers.

Role of Executive Officers in Compensation Decisions

        In determining each executive officer's compensation, the compensation committee reviews our operating results and financial condition and assesses the performance of each executive officer. The compensation committee also receives from our chief executive officer a performance review of each executive officer, including his recommendations on compensation for the other executive officers. In its deliberations on executive compensation, other than with respect to the chief executive officer, our compensation committee takes into consideration the conclusions reached by the chief executive officer and his recommendations based on these performance reviews, including his recommendations with respect to salary adjustments and annual award amounts. The compensation committee exercises its discretion in modifying or accepting any recommended adjustments or awards for each executive officer. The compensation committee also reviews the chief executive officer's performance and confers with the full board. The compensation committee then makes all final compensation decisions for executive officers and approves any equity incentive awards to our executive officers.

Elements of Executive Compensation

        Our executive compensation program currently consists of the following elements:

  •
  near-term compensation paid in cash, consisting of base salary;

  •
  potential cash bonuses under our variable incentive compensation plan;

  •
  long-term compensation awarded in equity, consisting of equity based incentives such as stock options and restricted stock units;

  •
  benefits; and

  •
  change of control protection with respect to unvested equity incentive awards.

        Prior to November 2007, our compensation committee approved payment of modest discretionary bonuses for executive officers based on corporate financial performance. In November 2007, our compensation committee approved an incentive cash compensation plan in which our executive officers, participated during fiscal 2008. For 2009, our compensation committee did not implement a cash bonus program but instead granted performance-based equity incentives that were subject to vesting based on corporate financial milestones.

        Currently, all of our cash compensation is paid out within one year. We do not have any deferred compensation plans. Our equity based incentives are long-term incentives that are based on the parameters described below under "Equity Based Incentives."

Allocation of Compensation Among Principal Elements

        Our compensation committee determines which elements to use and sets the levels of executive compensation. The committee reviews certain information, such as the peer group comparison and report of an independent consultant, which we retained for our last material adjustment in executive compensation for fiscal 2008. Since November 2007, the compensation committee has not conducted another comprehensive review of executive compensation as it has not deemed such a review necessary in light of the November 2007 adjustments and deterioration in economic and business environment in 2008 and continuing in 2009.

        From time to time, off-cycle changes are made to an individual executive officer's compensation as the result of an increase in job responsibility or for purposes of retention. In connection with the annual review process, executive officers are responsible for establishing and submitting for review to the chief executive officer (and in the case of the chief executive officer, directly to the compensation committee) their individual goals and financial objectives, where applicable, for the upcoming fiscal year. The chief executive officer then compiles the information submitted and provides it, along with information related to his own individual goals and objectives, to the compensation committee for review. The chief executive officer, as the person to whom our other executive officers report, is responsible for evaluating individual officers' contributions to corporate goals and objectives as well as their performance relative to individual objectives.

        In October 2007, our compensation committee engaged Compensia, an independent compensation consulting firm, to evaluate our compensation practices relative to a peer group of companies and to make recommendations as to the aggregate total direct compensation for each of our executive officers, including allocations with respect to base cash compensation, variable incentive cash compensation, and equity compensation (valued based on the intrinsic value of the equity award). Compensia presented its findings in November 2007, and the committee reviewed each element of compensation against our peer group. Based on the data gathered by our compensation consultant, our compensation committee determined, as described in greater detail below, that our compensation practices were generally at the lower end of our peer group. In November 2007, among other adjustments, the compensation committee (i) established base salaries for our executive officers between the 25th and 50th percentiles of our peer companies (other than for the chief executive officer); (ii) adopted the Employee and Executive Incentive Compensation Plan and established target fiscal 2008 payout levels; and (iii) established target annual equity grant value levels between the 50th and 75th percentile of our peer companies (which are listed below).

        We believe our combination of near-term and long-term compensation as implemented since fiscal 2008 strikes an appropriate balance between steady pay and highly leveraged performance based rewards that promoted our stockholders' interests. The compensation committee's choice of the allocation of total compensation for our executive officers across the different elements of compensation reflected consideration of our stockholders' interests in paying what was required, but not significantly more than necessary, to achieve our corporate objectives.

  2007 Compensation Review

        In October 2007, our compensation committee initiated a comprehensive review of our executive compensation policies as well as our compensation policies for non-employee members of our board of directors. The committee had delayed this review substantially from the originally anticipated date, which was intended to coincide with the fiscal 2006 annual review process to allow for the completion of an audit committee investigation of our revenue recognition practices. Accordingly, the compensation decisions made in late 2007 remained effective for fiscal 2008, and the levels and structure of executive compensation have not been materially modified or adjusted since November 2007, except that for fiscal 2009, our compensation committee did not implement an executive bonus program but instead granted performance-based equity incentives as described below.

        As of the date of the filing of this proxy statement, our compensation committee had not determined the structure of any cash incentive program for 2010 and had not determined whether to implement such a program.

        As indicated above, in October 2007, our compensation committee engaged Compensia, an independent compensation consulting firm with substantial experience in the technology sector, to evaluate our levels and types of compensation for executive officers and to recommend appropriate changes. Among other activities, we engaged Compensia to assist us in identifying a group of peer companies for purposes of benchmarking our levels of compensation; to gather and analyze compensation data from those peer companies as well as from other available compensation surveys; to review and advise us on the creation and implementation of a performance based cash incentive plan, including advising on the performance measures utilized in establishing bonus formulas and the design and determination of target bonus levels; and to assist us in structuring awards as part of the equity incentive element of our compensation program, including assisting us in establishing appropriate amounts for equity incentive awards. Compensia commenced its analysis by conducting a survey of compensation data and practices at 22 public companies confirmed by our compensation committee as being comparable to us with respect to revenues, market capitalization, and/or industry or technological focus. For purposes of the compensation decisions ultimately approved on November 29, 2007, following a presentation of Compensia's formal report, benchmark companies considered by our compensation committee and Compensia were as follows:

• Acme Packet, Inc.	• Limelight Networks, Inc.
• Aruba Networks, Inc.	• Network Equipment Technologies, Inc.
• Avici Systems Inc.	• NMS Communications Corporation
• Aware, Inc.	• Optelecom—NKF, Inc.
• Axesstel, Inc.	• PECO II, Inc.
• BigBand Networks, Inc.	• Performance Technologies, Incorporated
• Blonder Tongue Laboratories, Inc.	• Porta Systems Corp.
• Bookham, Inc.	• Riverbed Technology, Inc.
• Carrier Access Corporation	• Starent Networks, Corp.
• Infinera Corporation	• Veraz Networks, Inc.
• Internap Network Services Corporation	• Zhone Technologies, Inc.

        Compensia gathered and evaluated our compensation levels relative to compensation data from the public filings of the peer companies listed above. In addition, Compensia compared our compensation practices to compensation data from the Radford High Technology Industry Report by Aon Consulting and a proprietary database maintained by Compensia. The Radford and Compensia surveys each provide summary compensation data for companies with annual revenues between $50 million and $200 million. Other than the 2007 compensation review, Compensia has not provided us with any other services, and the aggregate fees paid to Compensia for its 2007 review were less than $120,000.

        Compensia's review concluded, and our compensation committee concurred, that our historic compensation practices placed us below our peer group median in all categories other than long term equity compensation. In particular, Compensia and our compensation committee concluded that:

  •
  Our base salary levels placed us slightly below the 25th percentile of our peer companies;

  •
  Our cash incentive compensation programs were substantially below the 25th percentile of our peer companies; and

  •
  Our historic long term equity incentive awards placed us roughly mid-way between the 50th and 75th percentiles of our peer companies based on their value at the time of grant, but substantially all prior awards to our executive officers and many of our employees had negligible economic or retention value, if any, as of November 2007.

        In addition to reviewing our compensation practices relative to our peer companies, our compensation committee gave substantial consideration to the incentive value, both as a performance incentive and a retention incentive, of current cash and equity incentive programs for our executive officers. Prior to 2008, our cash incentive programs consisted exclusively of modest discretionary bonuses approved from time to time based on financial performance or other metrics the board of directors determined relevant. For our executive officers, these bonuses generally totaled approximately one percent (1%) of base salary. With respect to equity incentives, the compensation committee noted that based on trading prices of our common stock in the October and November 2007 timeframe, substantially all the grants held by our executive officers had no intrinsic value as of November 29, 2007. As a result, our compensation committee determined that both our short and long term incentive programs previously in effect offered insufficient performance or retention value for our executive officers.

        During October and November 2007, our compensation committee, together with our independent compensation consultant, considered and discussed various strategies to address the two issues identified as most important to improving the performance and retention value of our compensation structure, namely that (i) our short-term cash incentive program provided for only modest compensation that was not competitive and (ii) based on our then-current trading price, outstanding awards under our long-term equity incentive program had limited economic value.

        In the course of making its November 2007 determinations, the compensation committee consulted with Robert L. Howard-Anderson, our chief executive officer, to obtain his input and suggestions concerning proposed compensation adjustments for executive officers reporting to Mr. Howard-Anderson. The committee also discussed with Mr. Howard-Anderson proposals relating to Mr. Howard-Anderson's compensation, but Mr. Howard-Anderson did not participate in any deliberations concerning his compensation.

        On November 20, 2007, the board of directors met, without the participation of Mr. Howard-Anderson, and the compensation committee reviewed for the board's benefit proposed adjustments to our executive compensation programs. The compensation committee obtained input from independent directors not serving on the compensation committee about the compensation proposals.

        On November 29, 2007, the compensation committee completed its review of our compensation programs and formally adopted the summary changes indicated below:

Compensation Element	Adjustments Approved November 29, 2007
Base Salary	Established base salaries for executive officers between the 25th and 50th percentiles of peer companies (other than the chief executive officer, whose base salary remained in the bottom quartile of peer companies).
Cash Incentive Compensation	Adopted the Employee and Executive Incentive Compensation Plan and established target fiscal 2008 payout levels; 2008 performance targets were set in February 2008.
Equity Incentives
Established target annual equity grant value levels between the 50th and 75th percentiles of peer companies. Established mix of equity incentives for 2007 grants based on the value of the awards at 50% non-qualified stock options and 50% restricted stock units, or RSUs.

        In addition, the compensation committee discussed and approved our entering agreements with each of our executive officers providing for benefits payable in the event the executive is involuntarily terminated without cause or resigns for good reason within six months of a change of control. From time to time, our board of directors may consider the possibility of an acquisition of us by other companies or other change of control transactions. We recognize that such consideration can be a distraction to our executive officers and could cause them to consider alternative employment opportunities. Our compensation committee believes that providing severance and change of control benefits to our executive officers is imperative to ensure their continued dedication and objectivity, notwithstanding the possibility of a change of control, to provide them with an incentive to continue employment and motivate them to maximize stockholder value in the event of a change of control, and to provide them with enhanced financial security. Under the change of control arrangements approved by our compensation committee, each of our executive officers will be entitled to receive, if his employment is terminated in the circumstances described, the following benefits: (i) cash severance equal to six months of base salary, (ii) reimbursement of COBRA premiums for six months, and (iii) accelerated vesting of 50% of any then unvested equity incentive awards.

  Changes in Base Salary for Fiscal 2009

        In June 2009, our board of directors and compensation committee considered our operating budgets and expenses in light of a deep economic downturn and uncertainty concerning 2009 revenues and operating results. As a result, the board and compensation committee approved roll-backs in base salary for all employees, including executive officers, equal to 4.615% of then current base salaries. As a result, base salaries in the second half of 2009 reflected the reduction from prior base salaries established in November 2007 as indicated below:

Name and Title	2008 Base Salary	2009 Base Salary (As Adjusted)
Robert L. Howard-Anderson, Chief Executive Officer	$260,000	$253,000
Jeanne Seeley, Senior Vice President and Chief Financial Officer	$250,000	$243,270
David C. Mason, Vice President of Engineering	$210,000	$204,347
Gregory R. Dion, Vice President of Operations and Information Technology	$210,000	$204,347
Mark Rumer, Chief Technology Officer	$200,000	$194,616

        Effective June 1, 2010, our compensation committee has approved terminating the base salary roll-backs and restoring base salaries for all employees to their levels in effect prior to June 1, 2009. We made this decision based on our view that the economic environment had stabilized since June 2009, but we could reconsider the decision if conditions deteriorate.

  Cash Incentive Compensation

        Until November 2007, we had not adopted any formal cash bonus plans. On November 29, 2007, our compensation committee adopted the Employee and Executive Incentive Compensation Plan, which provides for semi-annual cash incentive payments based upon achievement of performance targets established by the compensation committee in its sole discretion. For the fiscal 2008 performance period, the compensation committee designated each of our executive officers, other than our then-current vice president of sales, who participated in a sales commission plan, as participants in the incentive compensation plan. Consequently, participating executive officers had the potential to receive semi-annual cash incentive payments based upon achievement of the applicable performance goals.

        The committee established the 2008 performance targets under the plan in February 2008 based on corporate objectives relating to revenues and operating income/loss and individual objectives relating to specific performance goals. With respect to the chief executive officer, for fiscal 2008, his performance targets were weighted 75% toward the corporate objectives and 25% toward individual objectives. With respect to all other officers, corporate and individual objectives were weighted equally, with the same corporate objectives applying to all officers, including the chief executive officer. Based on 2008 financial performance, we made the following cash incentive plan payments to the named executive officers for fiscal 2008 financial performance:

	2008 Incentive Compensation Plan Payments
	First Half(1)		Second Half(2)
	Target	Paid	Target	Paid
Robert L. Howard-Anderson, Chief Executive Officer	$130,000	$69,875	$130,000	$132,979
Jeanne Seeley, Senior Vice President and Chief Financial Officer	$—	$—	$87,500	$99,531
David C. Mason, Vice President of Engineering	$42,000	$22,050	$42,000	$41,475
Gregory R. Dion, Vice President of Operations & Information Technology	$42,000	$22,575	$42,000	$37,275
Mark Rumer, Chief Technical Officer	$42,000	$21,000	$42,000	$37,500

(1)
Approved by the compensation committee and paid in August 2008 based on achievement levels with respect to first-half 2008 performance targets.

(2)
Approved by the compensation committee and paid in February 2009 based on achievement levels with respect to second-half 2008 performance targets.

        As described above, we did not implement a 2009 cash incentive plan because of economic uncertainty in 2009 and our board and management's view that we should minimize cash expenditures and conserve cash. As described below, in lieu of a cash incentive plan, our compensation committee approved the grant of equity incentive awards to vest based on achievement of corporate financial milestones.

  Equity Incentive Compensation

        During fiscal 2009, as a result of the uncertain economic environment that existed, our compensation committee determined that it was in our best interest and our stockholders' best interests to conserve our cash. As a result, our compensation committee decided that in lieu of a cash incentive program for fiscal 2009, it would establish equity incentives with performance-based vesting milestones that would be intended to incentivize our operating performance.

        In June 2009, our compensation committee approved the grant of standard, non-performance based stock options and RSUs to our named executive officers under our 2006 Equity Incentive Plan as listed in the table below under the heading, "Standard Awards." All stock options listed in the table under the heading, "Standard Awards" have an exercise price of $2.64, which is equal to the closing sales price of our common stock in trading on the NASDAQ Global Market on June 10, 2009. The stock option awards and RSUs vest according to our standard vesting schedules. Specifically, the stock options vest with respect to 25% of the shares on the first anniversary of the date of grant, and the balance vests ratably over 36 months, subject to continued service. The RSUs vest 1/6th six months after the date of grant, 1/6th on the first anniversary of the date of grant, and 1/3 on each of the next two anniversaries, again subject to continued service.

        In addition, in August 2009, in lieu of establishing a 2009 cash incentive plan, our compensation committee approved the grant of stock options and restricted stock units, or RSUs, with performance-based vesting milestones to our named executive officers as set forth in the table below under the heading "Performance-Based Awards." The share numbers listed under "Performance-Based Awards" in the table below represent the maximum number of shares that could vest under such equity awards, as a result of our achievement of the performance-based vesting milestones established by our compensation committee. These milestones related to our operating performance for the second half of 2009 and the fourth quarter of 2009 as well as our cash and cash equivalents as of December 31, 2009.

All stock options listed in the table under the heading, "Performance-Based Awards" have an exercise price of $3.76, which is equal to the closing sales price of our common stock in trading on the NASDAQ Global Market on September 15, 2009. In February 2010, our compensation and audit committee determined that each of the financial performance metrics had been achieved, and all performance-based awards approved for grant in August 2009 became immediately vested.

	Standard Awards		Performance-Based Awards
Name and Title	Shares Subject to Stock Options	Restricted Stock Units	Shares Subject to Stock Options	Restricted Stock Units
Robert L. Howard-Anderson, Chief Executive Officer	60,000	30,000	50,000	10,000
Jeanne Seeley, Senior Vice President and Chief Financial Officer	50,000	25,000	40,000	8,000
David C. Mason, Vice President of Engineering	30,000	15,000	30,000	6,000
Gregory R. Dion, Vice President of Operations and Information Technology	30,000	15,000	20,000	4,000
Mark Rumer, Chief Technology Officer	30,000	15,000	20,000	4,000

  Benefits

        We provide the following benefits to our executive officers generally on the same basis as the benefits provided to all of our employees:

  •
  health, vision and dental insurance;

  •
  life insurance;

  •
  short and long-term disability; and

  •
  401(k).

        We believe these benefits are generally consistent with those offered by other companies and specifically with those companies with which we compete for employees.

  Change in Control Arrangements

        As noted under the caption "Employment Contracts and Change in Control Arrangements" on page 48 and under the caption "2007 Compensation Review" above, in November 2007, our compensation committee approved our entering into change of control severance agreements with each of our executive officers. These change of control agreements provide for the following benefits if the executive officer is terminated without cause or the executive officer resigns for good reason within six months of a change of control: (i) a cash severance payment equal to six months of the executive's base salary; (ii) reimbursement of COBRA premiums for six months; and (iii) accelerated vesting of 50% of the then-unvested portion of any equity incentives granted under our equity incentive programs.

        Prior to November 2007, we had agreed to provide Mr. Howard-Anderson, our chief executive officer, change of control protection in the form of accelerated vesting if we are acquired in certain transactions. Because Mr. Howard-Anderson's protection applied only to his initial stock option grant, which became fully vested in 2006, none of Mr. Howard-Anderson's unvested equity incentives were currently subject to the prior agreement.

        We recognize that the consideration of an acquisition of us by another corporation or other change of control can be a distraction to executive officers and can cause executive officers to consider alternative employment opportunities. The change of control provisions in our agreements with our executive officers are designed to address these concerns and the potentially negative consequences of mergers and acquisitions to such officers. Frequent mergers and acquisitions, as illustrated by the merger of Alcatel with Lucent Technologies, Inc. and the acquisition of Advanced Fibre Communications, Inc. by Tellabs Inc., characterize the telecommunications equipment industry. In certain scenarios, a merger or acquisition may be in the best interests of our stockholders but may adversely affect the continued employment of our executive officers. Accordingly, our agreements with our executive officers provide for cash severance, reimbursement of COBRA payments, and the accelerated vesting of 50% of any unvested equity incentives if the executive is terminated as a result of a change of control transaction. The purpose of the change of control severance agreements is to ensure our executive officers' continued dedication and objectivity, notwithstanding the possibility of a change of control, to provide them with an incentive to continue employment and motivate them to maximize stockholder value in the event of a change of control, and to provide them with enhanced financial security.

        The receipt of severance benefits pursuant to the change of control severance agreements are subject to the executive officer (i) signing and not revoking a separation agreement and release of claims in a form acceptable to the Company, (ii) not soliciting any employee of the Company for employment other than at the Company, (iii) not disparaging the Company and (iv) continuing compliance with a confidentiality agreement (as defined in the change of control severance agreement entered into with such executive officer).

 Fiscal 2009 Potential Payments Upon Termination or Change In Control Table

        If the named executive officers' employment had been terminated on December 31, 2009 for any reason other than a change of control (as defined in the change of control severance agreements entered into with each named executive officer) or terminated pursuant to a change of control on December 31, 2009, each executive would have received the payments described in the following table.

		Involuntary Termination
Name	Benefit	Before Change in Control	After Change in Control ($)	Voluntary Termination	Death	Disability
Robert L. Howard-Anderson	Continuation of salary	—	126,500	—	—	—
	Continuation of medical benefits(1)	—	1,133	—	—	—
	Acceleration of stock options(2)	—	159,018	—	—	—
	Acceleration of restricted stock units(3)	—	133,205	—	—	—
Jeanne Seeley	Continuation of salary		121,635
	Continuation of medical benefits(1)	—	3,023	—	—	—
	Acceleration of stock options(2)	—	189,506	—	—	—
	Acceleration of restricted stock units(3)	—	140,854	—	—	—
David C. Mason	Continuation of salary	—	102,174	—	—	—
	Continuation of medical benefits(1)	—	3,533	—	—	—
	Acceleration of stock options(2)	—	84,313	—	—	—
	Acceleration of restricted stock units(3)	—	65,251	—	—	—
Greg R. Dion	Continuation of salary	—	102,174	—	—	—
	Continuation of medical benefits(1)	—	9,536	—	—	—
	Acceleration of stock options(2)	—	76,113	—	—	—
	Acceleration of restricted stock units(3)	—	59,851	—	—	—
Mark Rumer	Continuation of salary	—	97,308	—	—	—
	Continuation of medical benefits(1)	—	6,497	—	—	—
	Acceleration of stock options(2)	—	57,800	—	—	—
	Acceleration of restricted stock units(3)	—	59,851	—	—	—

(1)
Continued group health benefits subject to executive (i) constituting a qualified beneficiary, as defined in Section 4980B(g)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) electing continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), within the time period prescribed pursuant to COBRA.

(2)
The dollar value of the equity acceleration in this chart is based on the closing price of our common stock on December 31, 2009 of $5.40, less the exercise price of the options, multiplied by the number of unvested options.

(3)
The number of restricted stock units in this chart represents 50% of the executive officer's outstanding and unvested restricted stock units as of December 31, 2009. The value of the restricted stock units is based on the closing price of our common stock on December 31, 2009 of $5.40.

 Accounting and Tax Considerations

        Section 162(m) of the Internal Revenue Code, as amended, or the Code, generally denies a deduction to any publicly held corporation for compensation paid in a taxable year to its chief executive officer and four other most highly compensated officers to the extent that the officer's compensation (other than qualified performance based compensation) exceeds $1 million. In designing our compensation programs, we did not take into consideration the accounting and tax effect that each element will or may have on our executive officers and other employees as a group. However, when setting corporate compensation, we considered the accounting expense implications of each of our compensation programs, and we manage our compensation expense based on corporate financial objectives. We have given primary consideration to cash-based compensation elements and have given considerably less attention to non-cash, stock based accounting charges. This approach is consistent with how we manage our business; we do not include stock based accounting charges in our internal operating plans.

        Section 409A of the Code imposes additional significant taxes in the event that an executive officer, director, or other service provider receives "deferred compensation" that does not satisfy the requirements of Section 409A. Although we do not maintain traditional nonqualified deferred compensation plans, Section 409A does apply to certain change of control severance arrangements. Consequently, we have amended the change of control severance arrangements for documentary compliance to this section of the Code.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The information contained in this report will not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor will such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

        The compensation committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management. Based upon the review and discussions noted above, the compensation committee has recommended to the board that the Compensation Discussion and Analysis be included in this proxy statement.

        This report is submitted by the compensation committee.

Thomas E. Pardun, Chairman
Robert B. Abbott
Steven M. Krausz

 SUMMARY COMPENSATION TABLE

        The following table presents information concerning the total compensation of our chief executive officer, chief financial officer and our four other most highly compensated officers, or our named executive officers, for services rendered to us in all capacities for the fiscal years ended December 31, 2009, 2008 and 2007.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Robert L. Howard-Anderson	2009	$253,000	—		$112,400	$172,384	$—	$28,257	$566,041
President, Chief Executive Officer	2008	260,000	—		—	—	202,854	—	462,854
and Director	2007	215,000	—		147,920	138,240	—	—	501,160
Jeanne Seeley	2009	243,270	—		92,560	140,617	—	—	476,447
Senior Vice President and	2008	160,096	—		142,800	161,985	99,531	—	564,412
Chief Financial Officer	2007	—	—		—	—	—	—	—
David C. Mason	2009	204,347	—		59,520	95,301	—	—	359,168
Vice President of Engineering	2008	210,000	—		—	—	63,525	—	273,525
	2007	185,500	—		58,480	71,885	—	—	315,865
Gregory R. Dion	2009	204,347	—		52,880	77,083	—	—	334,310
Vice President of Operations and	2008	210,000	—		—	—	59,850	—	269,850
Information Technology	2007	187,700	—		58,480	71,885	—	—	318,065
Mark Rumer	2009	194,616	5,000	(5)	52,880	77,083	—	—	329,579
Chief Technology Officer	2008	200,000	—		—	—	58,500	—	258,500
	2007	178,500	—		58,480	68,198	—	—	305,178

(1)
For 2009, salary amounts reflect a temporary 4.615% decrease to the named executive officers' base salary in connection with the company-wide temporary salary reduction implemented in 2009.

(2)
Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts represent the aggregate grant date fair value related to option awards and performance option awards, and the aggregate grant fair market value related to stock awards, granted in the year indicated, pursuant to Statement of Financial Accounting Standards Codification Topic 718. The amounts for stock options and stock awards from prior years were restated to reflect aggregate grant date fair value. For a discussion of the valuation assumptions, see Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009. The actual value that may be realized from an award is contingent upon the satisfaction of the conditions to vesting in that award on the date the award is vested. Thus, there is no assurance that the value, if any, eventually realized will correspond to the amount shown.

(3)
For fiscal 2008, amounts reflect bonuses earned in 2008 under our Executive Incentive Compensation Plan. The methodology applied in determining these bonus amounts is discussed in this proxy statement under the caption "Compensation Discussion and Analysis—Cash Incentive Compensation."

(4)
Represents the portion of airfare, hotel, meal and other expenses incurred by the Company to sponsor a sales incentive event and the related amount of $17,000 taxable to Mr. Howard-Anderson, and the tax gross up amount of $11,257.

(5)
Represents non-plan based discretionary bonus paid to Mr. Rumer in March 2009.

 GRANTS OF PLAN-BASED AWARDS

        The following table presents information concerning grants of plan-based awards to each of the named executive officers during the fiscal year ended December 31, 2009.

Name	Grant Date	All other Stock Awards: No. of shares of Stock or Units (#)(1)	All Other Option Awards Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/Sh)(3)	Grant Date Fair value of Stock and Option Awards ($)(4)
Robert L. Howard-Anderson	06/10/2009	30,000	60,000	2.64	160,494
President, Chief Executive Officer	08/25/2009	10,000	—	3.32	33,200
and Director	09/15/2009	—	50,000	3.76	91,090
Jeanne Seeley	06/10/2009	25,000	50,000	2.64	133,745
Senior Vice President and Chief	08/25/2009	8,000	—	3.32	26,560
Financial Officer	09/15/2009	—	40,000	3.76	72,872
David C. Mason	06/10/2009	15,000	30,000	2.64	80,247
Vice President of Engineering	08/25/2009	6,000	—	3.32	19,920
	09/15/2009	—	30,000	3.76	54,654
Gregory R. Dion	06/10/2009	15,000	30,000	2.64	80,247
Vice President of Operations and	08/25/2009	4,000	—	3.32	13,280
Information Technology	09/15/2009	—	20,000	3.76	36,436
Mark Rumer	06/10/2009	15,000	30,000	2.64	80,247
Chief Technology Officer	08/25/2009	4,000	—	3.32	13,280
	09/15/2009	—	20,000	3.76	36,436

(1)
Reflects restricted stock units granted pursuant to the 2006 Equity Incentive Plan. Each restricted stock unit represents a contingent right to receive one share of Occam common stock.

(2)
Reflects options to purchase common stock granted pursuant to the 2006 Equity Incentive Plan.

(3)
The exercise price for the stock option was the closing price our common stock on the grant date, as reported on the Nasdaq Stock Market.

(4)
The grant date fair value of options is based on the fair value calculated pursuant to Statement of Financial Accounting Codification Topic 718. For a discussion of the valuation assumptions, see Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2009. The grant date fair value of restricted stock unit awards is calculated based on the market value on the date of grant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table presents certain information concerning equity awards held by our named executive officers at the end of the fiscal year ended December 31, 2009.

	Option Awards					Stock Awards		Performance-Based Restricted Stock Units
Name	No. of Securities Underlying Unexercised Options(#) Exercisable	No. of Securities Underlying Unexercised Options(#) Unexercisable (1)		Option Exercise Price ($)	Option Expiration Date	No. of Shares that have not Vested (#)(2)	Market Value of Shares that have not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other rights that Have Not Vested ($)(5)
Robert L. Howard-Anderson	78,750	—		4.20	7/10/2013	—	—	—	—
President, Chief Executive	1,875	—		5.00	11/18/2013	—	—	—	—
Officer and Director	35,000	5,000		17.00	6/9/2016	—	—	—	—
	39,063	35,937		3.44	11/29/2017	—	—	—	—
	81,480	—		3.60	2/14/2012	—	—	—	—
	—	60,000		2.64	6/10/2019	—	—	—	—
	—	50,000	(6)	3.76	9/15/2019	—	—	—	—
	—	—		—	—	39,335	212,409	10,000	54,000
Jeanne Seeley	29,688	45,312		4.08	5/28/2018	—	—	—	—
Senior Vice President and	—	50,000		2.64	6/10/2019	—	—	—	—
Chief Financial Officer	—	40,000	(6)	3.76	9/15/2019	—	—	—	—
	—	—		—	—	44,168	238,507	8,000	43,200
David C. Mason	62,500	—		4.60	7/15/2014	—	—	—	—
Vice President of Engineering	30,813	—		4.20	1/18/2015	—	—	—	—
	13,750	1,250		20.75	4/27/2016	—	—	—	—
	20,313	18,687		3.44	11/29/2017	—	—	—	—
	—	30,000		2.64	6/10/2019	—	—	—	—
	—	30,000	(6)	3.76	9/15/2019	—	—	—	—
	—	—		—	—	18,167	98,102	6,000	32,400
Gregory R. Dion	75,000	—		3.60	3/3/2015	—	—	—	—
Vice President of Operations	16,500	1,500		20.75	4/27/2016	—	—	—	—
and Information Technology	20,313	18,687		3.44	11/29/2017	—	—	—	—
	—	30,000		2.64	6/10/2019	—	—	—	—
	—	20,000	(6)	3.76	9/15/2019	—	—	—	—
	—	—		—	—	18,167	98,102	4,000	21,600
Mark Rumer	1,270	—		2.60	10/18/2012	—	—	—	—
Chief Technology Officer	25,000	—		4.20	7/10/2013	—	—	—	—
	57,344	—		4.20	1/18/2015	—	—	—	—
	11,917	1,083		20.75	4/27/2016	—	—	—	—
	19,271	17,729		3.44	11/29/2017	—	—	—	—
	17,824	—		3.60	11/9/2011	—	—	—	—
	—	30,000		2.64	6/10/2019	—	—	—	—
	—	20,000	(6)	3.76	9/15/2019	—	—	—	—
	—	—		—	—	18,167	98,102	4,000	21,600

(1)
Stock options to purchase our common stock were granted pursuant to the 2000 and 2006 Stock Plans. These stock options vest at a rate of 25% of the total number of shares subject to the option on the first anniversary of the date of grant with 1/48th of the total number of shares subject to the option vesting monthly thereafter.

(2)
The restricted stock units vest as follows: 1/6th vest on the six month anniversary of the date of grant, 1/6th vest on the first anniversary of the date of grant, 1/3rd will vest on the second anniversary of the date of grant, and 1/3rd will vest on the third anniversary of the date of grant.

(3)
The market value of the restricted stock units was determined by the closing price of our stock on December 31, 2009, as reported on the Nasdaq Stock Market.

(4)
The vesting of these performance-based RSUs was contingent upon the achievement of pre-established metrics and the confirmation of such achievement by our audit committee upon its approval of our audited financial statements for the year ended December 31, 2009. On February 15, 2010, our compensation committee determined that the performance metrics had been met.

(5)
The dollar value of these awards are calculated by multiplying the number of shares or units by $5.40 per share, the closing price of our common stock on December 31, 2009, the last trading day of fiscal 2009.

(6)
The vesting of these performance-based stock options to purchase our common stock was contingent upon the approval of our compensation committee upon the achievement of certain performance metrics and the confirmation of such achievement by our audit committee upon its approval of our audited financial statements for the year ended December 31, 2009. On February 15, 2010, our compensation committee determined that the performance metrics had been met.

OPTION EXERCISES AND STOCK VESTED AT FISCAL YEAR-END

        The following table presents certain information concerning the exercise of options by each of the named executive officers during the fiscal year ended December 31, 2009:

	Option Exercises and Stock Vested
	Option Awards			Restricted Stock Unit
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Price ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Robert L. Howard-Anderson	—	—	—	19,333	79,985
President, Chief Executive Officer and Director
Jeanne Seeley	—	—	—	9,999	30,930
Senior Vice President and Chief Financial Officer
David C. Mason	—	—	—	8,167	33,890
Vice President of Engineering
Gregory R. Dion	—	—	—	8,167	33,890
Vice President of Operations and Information Technology
Mark Rumer	—	—	—	8,167	33,890
Chief Technology Officer

(1)
Of the amounts shown in this column, we withheld the following number of shares to cover tax withholding obligations: 7,092 shares for Mr. Howard Anderson; 1,529 shares for Ms. Seeley; 2,996 shares for Mr. Mason; 2,996 shares for Mr. Dion and 2,996 shares for Mr. Rumer.

(2)
The value realized represents the fair market value of the underlying securities on the date of vesting of the restricted stock units.

 Equity Compensation Plan Information

        The following table summarizes the number of outstanding options and restricted stock units granted to employees and directors, as well as the number of securities remaining available for future issuance, under our equity compensation plans as of December 31, 2009 (share amounts in thousands).

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)		(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)		(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a) (#)
Equity compensation plans approved by security holders	4,238	(1)(2)	$5.65	(3)	1,926	(4)
Equity compensation plans not approved by security holders	—		—		—

Total	4,238		$5.65		1,926

(1)
Includes 3,923,000 options to purchase shares outstanding under the 2006 Equity Incentive Plan.

(2)
Includes 315,000 restricted stock units granted under our 2006 Equity Incentive Plan that had not vested as of such date.

(3)
This weighted-average exercise price does not include outstanding restricted stock units.

(4)
Consists of 1,525,000 shares available for future issuance under our 2006 Equity Incentive Plan (for options, restricted stock units and performance-based restricted stock units) and 401,000 shares available for future issuance under our 2006 Employee Stock Purchase Plan.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

        All of our employees, including our executive officers, are at-will employees and employed under offer letters with standard terms.

        On November 29, 2007, our compensation committee approved our entering into change of control agreements with each of our executive officers. Under the terms of the change of control agreements as approved by the compensation committee, in the event of an actual or constructive termination of an executive officer's employment within six months of a change of control transaction, the executive officer will become entitled to (i) severance payments equal to six months of the executive's base salary; (ii) accelerated vesting of 50% of the then-unvested portion of any equity incentives held by the executive; and (iii) reimbursement of up to six months of COBRA health care coverage payments. On December 10, 2008, the change of control agreements were amended for documentary compliance to Section 409A of Internal Revenue Code of 1986.

        For additional information regarding all of our executive officers, see the section captioned "Change in Control Arrangements" under Compensation Discussion and Analysis which appears beginning on page 39.

Indemnification Agreements

        In addition to the indemnification provisions contained in our certificate of incorporation and bylaws, we have entered into separate indemnification agreements with each of our directors and officers. These agreements require us, among other things, to indemnify each such director and officer against expenses (including attorneys' fees), judgments, fines and settlements paid by such individual in connection with any action, suit or proceeding arising out of such individual's status or service as our director or officer (other than such liabilities arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by us. We also provide director and officer liability insurance to our directors and officers at our expense.

        On April 26, 2007 and May 16, 2007, two putative class action complaints were filed in the United States District Court for the Central District of California against us and certain of our officers. On July 30, 2007, Judge Christina A. Snyder consolidated these actions into a single action, appointed NECA-IBEW Pension Fund (The Decatur Plan) as lead plaintiff, and approved its selection of lead counsel. On November 16, 2007, the lead plaintiff filed a consolidated complaint. This consolidated complaint added as defendants certain of our current and former directors and officers, our current and former outside auditors, the lead underwriter of our secondary public offering in November 2006, and two venture capital firms who were early investors in us. On November 2, 2009, we signed and submitted to the court a formal binding stipulation of settlement with respect to the stockholder class action litigation. On February 22, 2010, the court held a hearing dismissing the litigation with prejudice and entered the final judgement, resolving the matter as to all defendants.

        In connection with a public offering of our common stock concluded in November 2006 and pursuant to the underwriting agreement dated November 1, 2006 among us and Thomas Weisel Partners LLC and other investment banking firms (as representatives of the several underwriters), we agreed to indemnify the underwriters and certain selling stockholders in the offering against any losses, claims, damages or liabilities which arose out of any untrue statement of a material fact or omission of a material fact contained in the registration statement on Form S-1 (File No. 333-134542) or certain other documents which we filed with the SEC relating to our public offering. Among the selling stockholders we agreed to indemnify were venture capital investment funds affiliated with U.S. Venture Partners and Norwest Venture Partners, each of whom was named as a co-defendant with us in the consolidated complaint referenced above. Both U.S. Venture Partners and Norwest Venture Partners asserted their right to indemnification under the underwriting agreement, and we agreed to reimburse their expenses incurred in connection with defending the litigation. As of December 31, 2009, we had reimbursed Norwest Venture Partners for indemnification expenses incurred in the amount of $176,460. In addition, in 2009, we reimbursed U.S. Venture Partners for indemnification expenses in the amount of $240,040. Steven Krausz and Robert Abbott, who are affiliated with U.S. Venture Partners and Norwest Venture Partners, respectively, are members of our board of directors.

        In addition, we have been named as defendants in several class action lawsuits generally referred to as "IPO Allocation" claims relating to our initial public offering in June 2000. Certain of our former officers and directors and one of our current directors, Steven M. Krausz, have been named as co-defendants in these class action lawsuits, and we may be required to indemnify these persons in connection with the lawsuits and our director and officer liability insurance provider may be required to pay damages, awards or settlement amounts on behalf of such current and former directors and officers.

RELATED PARTY TRANSACTIONS

Policy Regarding Related Person Transactions

        Our board of directors and audit committee have adopted a written policy requiring audit committee approval of transactions that may be deemed "related person transactions" under the rules of the SEC. Generally, a "related person transaction" is a transaction between us and a "related person" in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of the policy, a "related person" is a director, officer, or greater than 5% beneficial owner of our stock and their immediate family members.

        We recognize that related person transactions can present potential or actual conflicts of interest or create the appearance of a conflict of interest. This written policy governs the review and approval process of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000, and a related person, has a direct or indirect material interest. If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a "related person transaction," he or she must report the proposed related person transaction to the full board. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. The audit committee will present material related party transactions to the full board for approval. Members of the board must recuse themselves from participating in any decision in which there exists a conflict of interest between their personal interests and our interests. As required, under rules issued by the SEC, transactions that are determined to be directly or indirectly material to us or a related person are or will be disclosed in our proxy statements.

        Except as described above with respect to the reimbursement of certain indemnification expenses, in fiscal 2009, there were no related person transactions.

ANNUAL REPORT

        A copy of our Annual Report on Form 10-K for the 2009 fiscal year, as filed with the SEC, is available online at http://www.edocumentview.com/OCNW, concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the 2010 Annual Meeting. A stockholder may submit a written request for an additional copy of the 2009 Annual Report to our senior vice president and chief financial officer at 3185 Laurelview Court, Fremont, California 94538. The Annual Report on Form 10-K for the 2009 fiscal year is not incorporated into this proxy statement and is not considered proxy solicitation material.

OTHER MATTERS

        We do not know of any matters to be presented at the 2010 Annual Meeting other than those mentioned in this proxy statement. If any other matters are properly brought before the meeting, it is intended that the proxies will be voted in accordance with the judgment and discretion of the person or persons voting the proxies.

BY ORDER OF THE BOARD OF DIRECTORS OF OCCAM NETWORKS, INC.

Jeanne Seeley,
 Senior Vice President, Chief Financial Officer and Secretary

Fremont, California
April 8, 2010

Directions to Occam Networks, Inc. Fremont Offices

3185 Laurelview Court, Fremont, California 94538

Directions from San Francisco Airport

  1.
  Take US-101 S via the ramp on the LEFT toward SAN JOSE.

  2.
  Merge onto CA-92 E via EXIT 414B toward HAYWARD. (SAN MATEO BRIDGE)

  3.
  Merge onto I-880 S via EXIT 26A toward SAN JOSE.

  4.
  Do not exit FREMONT BLVD./ALVARADO BLVD. continue for another 6 miles.

  5.
  Take the FREMONT BOULEVARD "SOUTH" exit, EXIT 13, toward CUSHING PARKWAY.

  6.
  Turn RIGHT onto FREMONT BLVD.

  7.
  Turn LEFT onto LAURELVIEW CT.

  8.
  End at 3185 Laurelview Ct Fremont, CA 94538-6535

Directions from San Jose Airport

  1.
  Take I-880 NORTH toward OAKLAND.

  2.
  Take the FREMONT BOULEVARD "SOUTH" exit, EXIT 13, toward CUSHING PARKWAY.

  3.
  Turn LEFT onto FREMONT BLVD.

  4.
  Turn LEFT onto LAURELVIEW CT.

  5.
  End at 3185 Laurelview Ct Fremont, CA 94538-6535

<STOCK#> Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Occam Networks, Inc. 0168EB 7 1 A V + . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please print the name(s) appearing on each stock certificate(s) over which you have voting authority. If there is more than one owner of a stock certificate, each owner should sign. Executors, Administrators, Trustees and others signing in a representative capacity should so indicate. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2. For Against Abstain 2. To ratify the appointment of SingerLewak, LLP as our independent registered public accounting firm for the 2010 fiscal year. Change of Address — Please print new address below. 01 - Robert L. Howard-Anderson* 04 - Robert B. Abbott* 07 - Brian H. Strom* 02 - Steven M. Krausz* 05 - Robert E. Bylin* 03 - Thomas E. Pardun* 06 - Albert J. Moyer* 1. Election of Directors: For Withhold For Withhold For Withhold *Each to be re-elected to serve until the next annual meeting of stockholders, or in each case until their successors are duly elected and qualified. 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Annual Meeting Proxy Card NNNNNNNNNNNN NNNNNNNNNNNNNNN 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 NNNNNNN 0 2 4 9 8 9 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNNNN C 1234567890 J N T C123456789 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on May 19, 2010. 1234 5678 9012 345 Vote by Internet • Log on to the Internet and go to www.envisionreports.com/OCNW • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message.

ANNUAL MEETING OF STOCKHOLDERS, MAY 20, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OCCAM NETWORKS, INC. The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the 2010 Annual Meeting of Stockholders to be held May 20, 2010, and the Proxy Statement and appoints Mr. Robert L. Howard-Anderson and Ms. Jeanne Seeley, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Occam Networks, Inc. which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2010 Annual Meeting of Stockholders to be held at our offices located at 3185 Laurelview Court, Fremont, CA 94538 on Thursday, May 20, 2010, at 10:00 a.m., local time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present there at. The shares represented by this Proxy will be voted in the manner set forth in the accompanying proxy statement. The Board of Directors recommends a vote IN FAVOR OF the directors listed herein and a vote IN FAVOR OF Proposal Two. This Proxy, when properly executed, will be voted as specified herein. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE DIRECTORS LISTED HEREIN AND IN FAVOR OF PROPOSAL TWO. IN THEIR DISCRETION, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENT THEREOF. . Proxy — OCCAM NETWORKS, INC. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.